Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	MAHANAGAR TELEPHONE NIGAM LTD
Entity Central Index Key	0001160262
Document Type	20-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	630,000,000

Consolidated Balance Sheets In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Current assets:
Cash and cash equivalents	$ 18	908	1,276
Short term investments in bank deposits	10	486	459
Accounts receivable, net	21	1,050	1,179
Inventories	18	897	1,177
Unbilled revenues	41	2,089	2,135
Other receivables	189	9,602	10,837
Total current assets	295	15,032	17,063
Investments in held to maturity securities	48	2,418	2,419
Investments in affiliates	5	270	254
Property and equipment, net	1,592	81,025	83,213
Intangible assets, net	1,738	88,425	94,749
Due from related parties	999	50,864	44,848
Restricted assets	0	7	12
Other non-current assets	31	1,568	2,491
Total assets	4,708	239,609	245,049
Current liabilities:
Accounts payable	80	4,049	4,090
Dues to related parties	52	2,646	2,550
Short term bank loan	520	26,480	19,217
Accrued expenses and other current liabilities	601	30,563	28,105
Total current liabilities	1,252	63,739	53,963
Accrued employee cost	1,658	84,369	74,491
Accounts payable - non current	166	8,445	8,037
Long term bank loan	1,376	70,000	55,340
Dues to related parties	403	20,494	17,287
Non-current portion of customer deposits	127	6,461	8,159
Total liabilities	4,981	253,507	217,277
Contingencies and commitments (refer note 25)
Shareholders' equity
Equity shares, 800,000,000 shares authorized, par value Rs. 10 per share Issued and outstanding - 630,000,000 and 630,000,000 shares as of March 31, 2011 and 2012 respectively	124	6,300	6,300
Additional paid-in capital	131	6,649	6,649
Retained earnings (deficit)	(534)	(27,155)	14,515
Research and development reserve	6	308	308
Total shareholders' equity	(273)	(13,898)	27,772
Total liabilities and shareholders' equity	$ 4,708	239,609	245,049

Consolidated Balance Sheets (Parenthetical) (INR)	Mar. 31, 2012	Mar. 31, 2011
Consolidated Balance Sheets [Abstract]
Equity shares, shares authorized	800,000,000	800,000,000
Equity shares, par value	10	10
Equity shares, shares issued	630,000,000	630,000,000
Equity shares, shares outstanding	630,000,000	630,000,000

Consolidated Statements of Operations In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Consolidated Statements of Operations [Abstract]
Revenues, net	$ 666	33,870	36,778	35,513
Cost of revenues (excluding depreciation and amortization shown separately below)	(748)	(38,042)	(37,781)	(47,938)
Selling, general and administrative expenses	(283)	(14,393)	(13,261)	(17,854)
Depreciation and amortization	(317)	(16,124)	(15,205)	(14,759)
Excess liabilities written back	15	752	899	568
Income from Operations	(667)	(33,938)	(28,570)	(44,471)
Interest from short term bank deposit	0	10.17	473	3,986
Interest and other income net	(152)	(7,755)	4,463	3,119
Income before unusual items, Income taxes, and share of losses of affiliates	(819)	(41,683)	(23,634)	(37,365)
Income taxes (Refer note 18)	0	(3)	9,276	11,806
Equity in (losses) of affiliates	0	16	15	5
Net income	$ (819)	(41,670)	(32,895)	(25,553)
Earnings per equity share
Basic and diluted	$ (1.3)	(66.14)	(52.21)	(40.56)
Weighted average number of equity shares used in computing earnings per equity share	630	630	630	630

Consolidated Statements of Shareholders' Equity In Millions, except Share data	Total USD ($)	Total INR	Common stock Equity shares USD ($)	Common stock Equity shares INR	Additional paid-in capital USD ($)	Additional paid-in capital INR	Retained earnings Restated (Note 3) USD ($)	Retained earnings Restated (Note 3) INR	Research and development Reserve USD ($)	Research and development Reserve INR
Beginning balance at Mar. 31, 2009 (Previously Reported)		88,791		6,300		6,649		75,534		308
Restatement adjustments (Refer-Note 3) at Mar. 31, 2009		(2,571)						(2,571)
Beginning balance at Mar. 31, 2009		86,220		6,300		6,649		72,963		308
Beginning balance, shares at Mar. 31, 2009 (Previously Reported)				630,000,000
Beginning balance, shares at Mar. 31, 2009				630,000,000
Net loss		(25,553)						(25,553)
Ending balance at Mar. 31, 2010		60,667		6,300		6,649		47,410		308
Ending balance, shares at Mar. 31, 2010				630,000,000
Net loss		(32,895)						(32,895)
Ending balance at Mar. 31, 2011		27,772		6,300		6,649		14,515		308
Ending balance, shares at Mar. 31, 2011		630,000,000		630,000,000
Net loss	(819)	(41,670)						(41,670)
Ending balance at Mar. 31, 2012	$ (273)	(13,898)	$ 124	6,300	$ 131	6,649	$ (534)	(27,155)	$ 6	308
Ending balance, shares at Mar. 31, 2012	630,000,000		630,000,000

Consolidated Statements of Cash Flows In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Cash flows from operating activities
Net income/ (loss)	$ (819)	(41,670)	(32,895)	(25,553)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and Amortization	317	16,124	15,205	14,759
(Profit)/loss on sale of fixed assets	3	146	75	(8)
Deferred taxes	0	0	5,421	(4,384)
Provision for bad and doubtful debts	17	860	534	959
Excess liabilities written back	(15)	(752)	(899)	(568)
Equity in (losses) of equity affiliates, net of taxes	0	(16)	(31)	(101)
Changes in assets and liabilities, net
(Increase) / decrease in accounts receivables and unbilled revenue	(13)	(684)	119	55
(Increase) / decrease in Inventory	5	279	315	318
(Increase)/ decrease in dues from related parties	(118)	(6,015)	(4,925)	(3,618)
(Increase)/ decrease in other receivables	42	2,159	5,003	(3,836)
(Increase) / decrease in restricted assets	0	5	2	1
Increase/ (decrease) in trade payables	7	367	(3,651)	3,809
Increase/ (decrease) in dues to related parties	65	3,303	(104,856)	2,560
Increase/ decrease in accrued employee cost	194	9,878	10,365	26,464
Increase / (decrease) in accrued expenses and other payables	30	1,512	(2,042)	2,302
Net cash provided by the operating activities	(285)	(14,506)	(112,260)	13,158
Cash flows from investing activities
Purchase of property and equipment, intangible assets	(157)	(7,979)	(10,702)	(12,146)
Proceeds from property and equipment	4	220	906	55
Investment in affiliates and in held to maturity securities			345	(320)
Investments in / proceeds from short term bank deposits	(1)	(27)	47,376	(1,110)
Net cash used in investing activities	(153)	(7,786)	37,924	(13,521)
Cash flows from financing activities
Proceeds from short term loans (refer note no. 21)	429	21,835	75,640
Repayment of short term loans (refer note no. 21)	(429)	(21,835)	(75,640)
Bank overdraft	143	7,263	19,217
Proceeds from long term loan	288	14,660	55,340
Net cash from financing activities	431	21,923	74,557
Net increase/(decrease) in cash and cash equivalents	(7)	(368)	220	(363)
Cash and cash equivalents at the beginning of the period	25	1,276	1,056	1,419
Cash and cash equivalents at the end of the period	18	908	1,276	1,056
Supplementary cash flow information
Cash paid for interest	(187)	(9,496)	4,519	13
Cash paid/(received) to/from income taxes	$ (11)	(585)	2,608	(1,406)

Description of Business	12 Months Ended
Mar. 31, 2012
Description of Business [Abstract]
DESCRIPTION OF BUSINESS
1.	DESCRIPTION OF BUSINESS

Mahanagar Telephone Nigam Limited (“MTNL” or the “Company”) was incorporated in New Delhi, India as a limited liability company under the Indian Companies Act, 1956. MTNL is the principal provider of basic or fixed line telecommunications services in Delhi and Mumbai. MTNL also provides internet and cellular services in both Delhi and Mumbai. MTNL’s license for fixed line services which covers the state of Delhi and the municipalities of Mumbai, Navi Mumbai and Thane (which are in the state of Maharashtra) is valid up to March 31, 2013 and MTNL’s licenses for internet and cellular services are valid up to September 7, 2017 and October 9, 2017 respectively.  MTNL obtained a National Long Distance license for Delhi and the municipalities of Mumbai, Navi Mumbai and Thane valid from May 10, 2006 until May 9, 2026. MTNL has also obtained the spectrum license for operating 3G and BWA services in Delhi and Mumbai (including Navi Mumbai and Thane) for a period of 20 years and 15 years respectively.

Millennium Telecom Limited (hereinafter referred to as “MTL”), a wholly owned India based subsidiary of MTNL, is engaged in providing capacity building in international bandwidth and web based tendering portal solutions. Mahanagar Telephone Mauritius Limited (hereinafter referred to as “MTML”), a wholly owned subsidiary of MTNL was registered in Mauritius in November 2003. MTML was granted a license by the Government of Mauritius on January 27, 2004 to provide public switched telecom services, public land mobile services and international long distance services for a period of 15 years with service obligation within 18 months of grant of license. MTML commenced operations during the year ended March 31, 2006.

Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of Consolidation and Basis of Presentation
The consolidated financial statements include all controlled subsidiaries. In addition, MTNL will review its relationships with other entities to assess if it is the primary beneficiary of a variable interest entity. If the determination is made that we are the primary beneficiary, then that entity is consolidated. All significant inter-company balances and transactions are eliminated in consolidation.

MTNL’s investment in business entities in which it does not have control, but has the ability to exercise significant influence over operating and financial policies (generally 20-50 percent ownership), are accounted for under the equity method of accounting.

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable in the United States (“U.S. GAAP”) and presented in Indian rupees (Rs. or `), the national currency of India which is also the functional currency of the Company. For the convenience of the readers, these consolidated financial statements as of and for the year ended March 31, 2012, have been translated into United States dollars at the noon buying rate in New York city on March 31, 2012, for cable transfers in Indian rupees, as certified for customs purposes by the Federal Reserve Bank of New York of $1= Rs.50.89. No representation is made that the Indian rupee amounts have been, could have been or could be converted into United States dollars at such a rate or any other rate on March 31, 2012 or at any other date.

(b)	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting periods. Actual results could differ materially from these estimates. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

During the year the Company has decided to merge the CDMA unit with the Mobile (GSM) Unit which was earlier part of the Basic Unit.  The resultant change in provision for doubtful debts and CDMA instrument for older more than 180 days in line with the Mobile (GSM) units in comparison of provision for balances older more than three years in accordance with the policy of the Basic Units.  Due to this change in estimate an additional provision of Rs.56.55 million and Rs.65.70 million for provision for doubtful debts and CDMA instruments respectively has been made during the year.

With regard to classification of assets and liabilities into current/non-current assets/liabilities which have been reviewed and changed based on the assessment made in this year of their classification from current to non-current and vice-versa as per ARB43.  Therefore, receivables/payables in all cases wherever required, have been classified as non-current assets and non-current liabilites, during the 2012 fiscal year, respectively as MTNL believes that realization/payment of such of these cases is not reasonably expected to happen within the normal operating cycle of the business as per the assessment done.

(c)	Foreign currency translation
The Indian rupee(“Rupees” or “Rs.” or “”) is the functional currency of MTNL and its domestic subsidiaries and equity affiliates.  Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using average exchange rates prevailing during the reporting periods. Gains or losses resulting from foreign currency transactions are included in results of operations.

(d)	Revenue recognition
Revenues include amounts invoiced for call revenue, fixed monthly rental charges, roaming charges, activation fees, internet and broadband services, access and interconnection revenue and fees for value added services.

Revenues for fixed line are recognized based upon metered call units (“MCU”) of traffic processed and cellular telephone services are recognized based on call data records (“CDR”) of traffic processed. Rental revenues and leased circuits rentals are recognized based upon contracted fee schedules. Revenues from internet and broadband services are recognized based on usage by subscribers. Revenues associated with access and interconnection for usage of the Company’s network by other operators for local, national long distance and international long distance calls are recognized gross in accordance with the Interconnect Usage Charges Regulation released by Telecom Regulatory Authority of India (“TRAI”) and contracted fee schedules. TRAI regulation specifies the maximum per minute rates for traffic terminated on the Company’s network. Revenues are recorded net of applicable discounts, allowances and service tax.

Amounts included in the financial statements, which relate to services provided from the last billing cycle date up to the end of the reporting period, are classified in current assets as “Unbilled revenue”. These are billed in subsequent periods as per the terms of the billing plans.

Billings in advance for services to be rendered and amounts charged for new connections are included in accrued expenses and other current liabilities’ under the caption deferred income. Amounts charged for new connections are recognized over the average life of the customer relationship.

(e)	License fee and spectrum charges
The Company is holding host of telecommunication licenses for providing various services in Delhi and Mumbai region viz. basic services, mobile services, National long distance (NLD), International Long Distance (ILD) and Internet telephony services for which the Company is paying license fees to the Department of Telecommunications (“DoT”) on Adjusted Gross Revenue (AGR). The percentage of license fees varies depending on type of license. Revenue earned from basic & mobile services entail 10% license fees whereas revenue earned from NLD, ILD & internet services are subject to 6% license fees.

In addition to the license fees, the Company also pays out spectrum charges as a percentage of AGR payable to DoT for providing the GSM and CDMA services to customers. The spectrum charges are based on the AGR derived from the GSM and CDMA services and worked out on the basis of agreement with DoT which varies according to quantity of radio waves or say spectrum by the operator. The license fees and spectrum charges are expensed off immediately on accrual basis

(f)	Network charges
MTNL recognizes charges associated with access to and interconnection to other operators’ network for local, national long distance and international long distance calls in accordance with the Interconnect Usage Charges Regulation released by Telecom Regulatory Authority of India (“TRAI”), where applicable, or in accordance with the terms of agreements entered into with other operators. TRAI regulation specifies per minute charges for traffic terminated on the other operators’ network.

(g)	Cash and cash equivalents
MTNL considers all highly liquid investments, with an original maturity or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at cost, which approximates their fair value due to the short maturity of the investments.

(h)	Investment in short term bank deposits
Investment in bank deposits represents term deposits placed with banks earning fixed rate of interest with maturities ranging from more than three months to one year. Interest on investment in bank deposits is recognized on accrual basis.

(i)	Inventories
Inventories are stated at the lower of cost or market value. Cost is determined using the weighted average method for all categories of inventories. Inventories comprise of handsets, cables, exchange equipment and other stores and spares which are used in operating and maintaining networks. MTNL reviews its inventories on a periodic basis to identify and provide for inventory obsolescence and inventories with carrying values in excess of realizable values based on its assessment of the future demands and market conditions. These write-downs are included in cost of revenues.

(j)	Investment
MTNL has evaluated its investments in debt and equity securities in accordance with ASC 320 (formerly SFAS 115), “Accounting for Certain Investments in Debt and Equity Securities” and determined that all of its debt securities are to be classified as held-to-maturity (“HTM”). Debt securities are classified as held-to-maturity since management has the positive intent and ability to hold the securities to maturity. Held-to-maturity investments are carried at amortized cost using the effective yield method, adjusted for the amortization or accretion of premiums or discounts, if any. Costs include transaction cost.  Currently all the investments classified as HTM were acquired at face value, without paying any premium or discount or incurring any transaction cost. Realized gains and losses on sale of HTM securities are included in earnings. Dividends and interest on securities are recognized when earned and included in other income.

MTNL records an investment impairment charge on held-to-maturity securities when management believes an investment has experienced a decline in value that is judged to be other than temporary. For securities where quoted market prices are not available, fair value is determined using pricing techniques such as discounted cash flow analysis. In order to determine whether a decline in value is other than temporary, the Company evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition and business outlook of the investee including cash flow indicators, current market condition and trends in the industry or the ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

(k)	Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Assets acquired under capital  leases are stated at the present value of minimum lease payments less accumulated depreciation.

Cost, in the case of the network, comprises all expenditure up to and including cabling and wiring within customers’ premises, contractor’s charges, materials and direct labor. Employees’ remuneration and benefits are capitalized based on technical assessment of actual staff costs directly related to such capital expenditure. Interest cost incurred for qualifying assets during construction period is capitalized based on actual investment and average cost of funds or specific rate of borrowings. Interest capitalized is included as a part of asset cost and is depreciated over the estimated useful life of the asset. Maintenance and repair costs are charged to expense as incurred. Major overhauls that extend the useful lives of existing assets are capitalized. The cost and the accumulated depreciation for property and equipment sold, retired or otherwise disposed off are removed from the stated values and the resulting gains and losses are included in the statement of income.

Advances paid towards the acquisition of property and equipment outstanding at each balance sheet date and expenditures for construction of network systems and other projects (prior to the asset being ready for its intended use) are reflected as Capital Work in Progress.

Depreciation is computed using the straight-line method over the estimated useful lives. Assets under capital leases and leasehold improvements are amortized straight-line over their estimated useful life or the lease term, as appropriate. Property and equipment are being depreciated over their useful lives, which exceed the license term since the Company believes that its licenses will be extended beyond their current term. Intangible assets of entry fees for one time payment for 3G and BWA Spectrum are be amortized over the period of 20 years and 15 years respectively on straight line basis since August 8, 2008, i.e. from the date of allotment of spectrum.

The Company has adopted the provisions of ASC 410 (formerly FASB statement no. 143) “Asset Retirement Obligations”.  At present the Company does not have any material asset retirement obligation.

MTNL has established the estimated useful lives of assets for depreciation purposes as follows:

Land - leasehold	Over the period of the lease

Buildings	30 to 60 Years

Cable and related equipment	20 to 25 Years

Exchanges and related Equipment	10 Years

Other fixed assets	5 to 10 Years

Intangible Assets (3G and BWA Spectrum)	20 years for 3G and 15 years for BWA (since August 8, 2008)

(l)	Impairment of long lived assets
MTNL has adopted the provisions of ASC 360 (formerly SFAS 144) “Accounting for the Impairment or Disposal of Long-Lived Assets”. MTNL reviews long-lived assets, for impairment whenever events or changes in business circumstances indicate the carrying amount of assets may not be fully recoverable. Each impairment test is based on a comparison of the undiscounted cash flows expected to be generated from the use of the asset to its recorded value. If impairment is indicated, the asset is written down to its fair value. Assets to be disposed are reported at the lower of the carrying value or the fair value less cost to sell.

(m)	Operating Leases
MTNL has certain cancelable operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs.657 million, Rs.847 million and Rs.815 million, for the years ended March 31, 2010, 2011 and 2012 respectively.

(n)	Retirement benefits

Company's employees

The Company has two sets of retirement schemes for its employees based on the option exercised by them. Under one scheme, the employees are eligible for provident fund, gratuity, leave encashment and in the other scheme, the employees are eligible for pension, general provident fund, gratuity and leave encashment.

Pension
The pension scheme is a defined benefit retirement plan (the “Pension Plan”). Under the pension plan, after retirement, employees are eligible for monthly payments including dearness allowance based on the last drawn salary. MTNL provides for the Pension Plan on the basis of an actuarial valuation. The entire Pension Plan of MTNL is unfunded subject to pending decision of DoT.

Gratuity
MTNL has a defined benefit retirement plan (the “Gratuity Plan”) covering eligible employees. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee’s salary and years of employment. MTNL provides for the Gratuity Plan on the basis of actuarial valuation.

Medical
The medical scheme is a defined benefit retirement plan (the “Medical Plan”). In accordance with the Medical Plan, retirees are entitled to receive reimbursements limited to half of the monthly salary drawn by the employee on the date of retirement and reimbursement of hospitalization charges in any year through insurance company under RECGHIS (Retirement Employee Contributory Group Health Insurance Scheme) 2008. (Effective October, 2008)

Leave encashment
Leave encashment benefit comprises of encashment of leave balances accrued by employees. These balances can be accumulated and carried forward up to a maximum of 300 days and are encashable during the tenure of employment or on the employee leaving the Company or on retirement. Leave encashment is being provided for on the basis of actuarial valuation.

Provident fund
Under Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ salary (basic and dearness allowance). The contributions are paid to the Provident Fund Trust established by MTNL. MTNL is obligated to make contributions when there are shortfalls in statutorily assured rates of return on the assets of the trust. Currently, MTNL has no further obligation under the Provident Fund beyond its contribution, which is expensed when accrued.

General provident fund
The General Provident Fund scheme (the “GPF”) is a retirement scheme applicable to employees who have opted for the Government pension scheme. Under the scheme, employees contribute between 6% to 100% of their basic pay to GPF. The employer is not required to make any contributions towards the fund. The Scheme also allows participants to withdraw up to 90% of the amount contributed by them towards the GPF.

During the year ended March 31, 2005, the Company had set up an ‘MTNL GPF Trust’ (“GPF Trust”) and had applied to the Income Tax authorities for the recognition of the said Trust. During the year ended March 31, 2006, the GPF Trust has been recognized by the Income Tax authorities and the Company has funded the GPF Trust by transferring the accumulated GPF contribution till the date of formation of the GPF Trust. The Company has also provided interest at the statutorily applicable rate of 8% per annum on the employee contributions up to the date of formation of the GPF Trust. MTNL is obligated to make contributions when there are shortfalls in statutorily assured rates of return on the assets of the GPF Trust. Currently, MTNL has no further obligation under the General Provident Fund.

Pension, gratuity, and leave encashment are defined benefit retirement plans. The liability thereof is provided based on an actuarial valuation. All actuarial gains and losses are expensed off in the year, in which they arise.  The gratuity plan is funded plan while pension and leave encashment are unfunded plans.

Employees on secondment from DOT

The employees who are seconded from DoT are entitled to pension, gratuity and leave encashment from the Government. MTNL makes contributions, to fund the Government’s pension, gratuity and leave encashment liability in respect of seconded employees, in accordance with the rates prescribed by the Government. MTNL has no further liability in respect of these employees. Additionally, these employees are covered under eligible Government medical schemes.

(o)	Income taxes
In accordance with the provisions of ASC 740 (formerly known SFAS 109), “Accounting for Income Taxes” income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period such changes are enacted. Based on management’s judgment, a valuation allowance against any deferred tax asset is recognized when it is more likely than not that some portion or all of such deferred tax asset will not be realized.

(p)	Advertisement expenses
Advertising and business promotion costs are expensed as incurred and amounted to Rs.423 million, Rs.245 million and Rs.217 million for the years ended March 31, 2010, 2011 and 2012, respectively.

(q)	Dividends
Dividends are recorded in the consolidated financial statements in the period in which they are approved by the shareholders.

(r)	Earnings per share
In accordance with ASC 260 (formerly SFAS No. 128), Earnings Per Share (EPS), basic earnings per share is computed using the weighted average number of equity shares outstanding during the period. MTNL does not have any dilutive securities and hence the basic and diluted earnings per share are the same.

(s)	Recently issued accounting pronouncements
i)
In May 2011, the FASB issued Accounting Standard Update (“ASU”) No. 2011-04- Fair Value Measurement, which amends the fair value measurement guidance and includes some enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for Level 3 measurements based on unobservable inputs. The ASU is effective for fiscal years beginning after December 15, 2011. The Company will adopt this ASU in the first quarter of 2012 and is currently evaluating its impact on the financial statements and disclosures.

ii)
In June 2011, the FASB issued ASU No. 2011-05 – Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the statement of stockholders’ equity. Instead, an entity will be required to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The ASU was effective for fiscal years beginning after December 15, 2011. In December 2011, the FASB also issued an amendment to defer the presentation on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for annual and interim financial statements. The implementation of the two aforementioned amendments is not expected to have a material impact on our consolidated financial position and results of operations.

iii)
In September 2011, the FASB issued ASU No. 2011-08 Intangibles – Goodwill and Others, which is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. An entity can choose to early adopt if its annual test date is before the issuance of the final standard, provided that the entity has not yet performed its 2011 annual impairment test or issued its financial statements. An entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required.  The Company evaluated this option while considering impairment assessment during the year.

iv)
In December 2011, the FASB issued ASU No. 2011-11 “Disclosure about Offsetting Assets and Liabilities”, which requires entities to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for annual and interim period for fiscal years beginning on or after January 1, 2013. The Company is currently evaluating this ASU.

(t)	Reclassifications
Certain items previously reported in specific financials statements captions have been reclassified to conform to the current year’s presentation as stated above in sub-paragraph (b).

Restatement of Financials for the Year 2008-09:	12 Months Ended
Mar. 31, 2012
Restatement of Financials for the Year 2008-09: [Abstract]
RESTATEMENT OF FINANCIALS FOR THE YEAR 2008-09:
3.	RESTATEMENT OF FINANCIALS FOR THE YEAR 2008-09:

In the fiscal year 2009-10, since prior period transactions have occurred (as detailed below), the Company has restated the financial statements for the fiscal year 2008-09 so as their inclusion might not impair the significance of net income to such an extent that misleading inferences might be drawn from the amount so designated.

MTNL had provided for Rs.213.20 million during the year 2008-09 on account of 3G and BWA spectrum as license fee on the base reserve price subject to finalization of auction process by DoT and therefore the accounting policy in this regard was not made on that date. On finalization of the auction process by DoT, during the current year i.e 2010-11, in accordance with DoT guidelines dated August 1, 2008 on 3G spectrum and BWA spectrum and on finalization of the price on spectrum via DoT letter No P-11014/13/2008-PP, dated May 21, 2010, for 3G and DoT letter No P-11014/13/2008-PP, dated June 12, 2010, on BWA spectrum, the liability for Rs.1,109,79.7 million has been accounted for by creating intangible assets as one time charges payable to DoT for 3G and BWA spectrum. This is to be amortized for the period of 20 years and 15 years for 3G and BWA spectrum respectively on straight line basis. Accordingly the amortized amount for the period from August 8, 2008, the date of allotment of spectrum, to March 31, 2009 is Rs.4,082.30 million.

Change in method of calculation of ISP license fee implemented for the fiscal year 2009-10 via MTNL CO letter No. MTNL/RA/AGR/2009/Pt dated March 29, 2010 is also extended for the previous year also.  The same is approved in the ECM held on June 12, 2010, and accordingly the license fees were reduced by Rs.70.42 million in the fiscal year 2008-09.

Relationship Among DOT/BSNL and the Company (Also refer note 20)	12 Months Ended
Mar. 31, 2012
Relationship Among DOT/BSNL and the Company (Also refer note 20) [Abstract]
RELATIONSHIP AMONG DOT/BSNL AND THE COMPANY (Also refer note 20)
4.	RELATIONSHIP AMONG DOT/BSNL AND THE COMPANY (Also refer note 20)

The relationships among DoT/ Bharat Sanchar Nigam Limited (“BSNL”) / and MTNL are as follows:

a. MTNL is a subsidiary of the Government of India which owns 56.25% of MTNL through DoT. DoT is a department of the Government of India. BSNL is an affiliate in common control with MTNL as the Government, acting through the DoT, holds 100% of the issued share capital of BSNL.

b. DoT has granted licenses to MTNL to operate fixed line, cellular and internet services. The licenses for fixed line, cellular and internet services are valid until March 31, 2013, October 9, 2017 and September 7, 2017 respectively. DoT has also granted to MTNL, with effect from May 10, 2006 a National Long Distance License for Delhi and the municipalities of Mumbai, Navi Mumbai and Thane valid up to May 9, 2026. DoT retains the right to revoke these licenses after giving one month's notice to MTNL. In June 2008, MTNL was awarded International Long Ditance (ILD) license by DoT to carry the calls at international destination. MTNL is working to carry the calls internationally through its own gateways which is presently carried through networks of other providers.

c. In October 1999, the DoT which had performed the role of both licensor and policy maker for the Ministry of Communication and operated as India’s domestic long distance service provider and fixed-line service provider (except for the areas of Delhi and Mumbai), was split into two departments DoT and the Department of Telecom Services (DTS). DoT/ Telecom Commission, or DoT, now performs the role of licensor and policy maker. The Department of Telecom Services, or DTS, functioned as the Government of India's local and long distance network service provider till September 30, 2000. On October 1, 2000, DTS was incorporated as BSNL and carries out the functions of DTS including the determination of the networking charges payable for access to its network.

d. Until March 31, 2001, BSNL was the sole service provider for carriage of NLD (National Long Distance) calls. Further, it was also carrying ILD calls up to the gateway provided by VSNL, India’s former government-controlled international long distance carrier. However, carriage of NLD and ILD (International Long Distance) calls has been opened to other operators with effect from April 1, 2001 and April 1, 2002 respectively. MTNL continues to use BSNL network for the carriage of NLD calls, and has entered into arrangements with other ILD operators for carriage of ILD calls with effect from April 1, 2002. However, international calls continue to be passed from MTNL’s network to international gateways operated by networks of other providers. MTNL pays the negotiated per minute charge to networks of other providers for carriage and termination of international calls which varies depending on the country of destination. Subsequent to the year ended March 31, 2006, MTNL has started using its NLD license and has entered into a contract with networks of other providers for a lease line to carry MTNL’s call traffic between Delhi and Mumbai.

The following table gives details in respect of the Company’s significant revenues and (expenses) related to carriage of ILD calls, NLD calls License Fees, Spectrum Charges and inter connect usage charges with the above mentioned related parties:

	For the years ended March 31,
	2010	2011	2012	2012
	(Millions of Rupees)			(Millions of US $) Unaudited
DOT - License fees and spectrum charges (Refer note 5)	(3,461)	(3,734)	(2,816)	(55)

BSNL - Networking charges for NLD calls (Refer note 5)	(1,451)	499	1,126	22

BSNL - Revenues for interconnect usage charges as per TRAI Regulation	342	239	3,084	61

License Fees and Spectrum Charges	12 Months Ended
Mar. 31, 2012
License Fees and Spectrum Charges [Abstract]
LICENSE FEES AND SPECTRUM CHARGES
5.      LICENSE FEES AND SPECTRUM CHARGES

The Company is holding several telecommunication licenses for providing various services in Delhi and Mumbai region, viz. basic services, mobile services, National long distance (NLD), International Long Distance (ILD) and Internet telephony services for which the Company is paying license fees to DoT on Adjusted Gross Revenue (AGR). The percentage of license fees varies depending on type of license. Revenue earned from basic and mobile services entail 10% license fees whereas revenue earned from NLD, ILD and internet services are subject to 6% license fees.

In addition to the license fees, the Company also pays spectrum charges as a percentage of AGR payable to DoT for providing the GSM and CDMA services to customers. The spectrum charges is based on the AGR derived from the GSM and CDMA services and worked out on the basis of agreement with DoT which varies according to quantity of radio waves or say spectrum by the operator. The license fees and spectrum charges are expensed off immediately on accrual basis. License fees and spectrum charges charged to income as part of cost of revenues amounted to Rs.3,461  million, Rs.3,734 million and Rs.2,816 million (including license fee on Internet services) for the years ended March 31, 2010, 2011 and 2012 respectively.  In February 2010, DoT had issued orders hiking spectrum usage charges (ranging between 1-2 per cent) for all mobile players (GSM and CDMA) as per the spectrum being held by them. The hike was made applicable from April 1, 2010.The new charges vary between 3-8 per cent depending upon the quantum of airwaves held by the respective operators.

As per TD SAT Orders, dated August 30, 2007, several incomes other than operational income need not be accounted towards gross revenue for the calculation of License Fees and Revenue Sharing Expenditure may be accounted for on accrual basis instead of actual paid basis as insisted by DoT.

It was challenged in Hon’ble Supreme Court by DoT and Hon’ble Supreme Court via its subsequent order dated January 10, 2010 in appeal (civil) no.31371-31375/2009 modified the stay order to that extent that the respondent will pay at the existing rates as per TDSAT Judgment, dated August 30, 2007, subject to filing an undertaking by them that deficiency if any, will be made good by them.  However, the stay continued on refund of amount already paid.  Being Govt. of India Enterprises both BSNL and MTNL are not party to it. Hence, applicability of the said judgment  to MTNL / BSNL was unascertainable.

Subsequently at that point of time after repeated requests to DoT, MTNL via office letter no. MTNL/RA/AGR/2009/Part, dated September 13, 2010, once again requested DoT to allow to calculate AGR as per TDSAT Judgment from now onwards to maintain level playing field and also undertaking that any deficiency based on the final decision of the Hon’ble Supreme Court shall be made good by MTNL and DoT was also reminded via letter dated May 10, 2010 and January 14, 2011. However, DOT via a letter dated 17-37/2010/LF, dated February 23, 2011, has rejected MTNL’s plea for revision of license fees calculation as per TDSAT Judgment. Since MTNL was not one of the appellants to TDSAT case, the Company decided that it is not appropriate to account for the TDSAT impact of license fee in the accounts. However, the case has been discussed with DGP&T, the highest audit authority for government telecom companies in India, to extend the benefit of TDSAT judgment to MTNL as well.

The financial implications on MTNL due to disallowed income by DoT for license fees calculation from 2001-02 to March 31, 2011 would be Rs.4,265 million. In October, 2011, Hon’ble Supreme Court withheld TDSAT judgment dated August 30, 2007 and allowed DoT to collect license fees from the operators on revenues earned from non-telecom activities also. The apex court said that the DoT's decision on charging licence fee on the gross revenue earned by the companies cannot be questioned. However, the Supreme Court by declaratory judgment in October 2011 referred to the TDSAT the issue in respect of other operators against whom demands were raised by DoT to pay license fees “on other income” to consider the entire issue of AGR. Since MTNL is neither a party in litigation nor is causing any default on this count, it continued to pay the license fees to DoT “on other income” as well. However, if TDSAT and the Supreme Court take any further review on the subject in the pending cases, the same shall be applicable to MTNL.

Cash & Cash Equivalents	12 Months Ended
Mar. 31, 2012
Cash & Cash Equivalents [Abstract]
CASH & CASH EQUIVALENTS	6. CASH & CASH EQUIVALENTS
	2011	2012	2012
	(Millions of Rupees)		(Millions of US $) Unaudited
Cash at bank and in hand	1,276	908	17.84
Cash and cash equivalents	1,276	908	17.84

Investments in Bank Deposits	12 Months Ended
Mar. 31, 2012
Investments in Bank Deposits [Abstract]
INVESTMENTS IN BANK DEPOSITS
7.	INVESTMENTS IN BANK DEPOSITS

Investments in bank deposits represents term deposits placed with banks earning fixed rate of interest and amounted to Rs.459 million and Rs.486 million as of March 31, 2011 and 2012, respectively, with maturities from more than three months to one year. Interest on investments in bank deposits is recognized on accrual basis.

Property, Plant & Equipment	12 Months Ended
Mar. 31, 2012
Property, Plant & Equipment [Abstract]
PROPERTY, PLANT & EQUIPMENT
8.   PROPERTY, PLANT & EQUIPMENT

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Land & buildings		18,213		19,374	381
Cable and related equipment		78,352		80,128	1,575
Exchanges and related Equipment		85,895		90,646	1,781
Other fixed assets		6,733		6,872	135
Capital work in progress		11,594		9,292	183
Total		200,786		206,312	4,054
Accumulated depreciation		(117,573)		(125,287)	(2,462)
Property and equipment, net	Rs.	83,213	Rs.	81,025	$1,592

In 1987, the assets and properties of the DoT located in Delhi and Mumbai were transferred to MTNL by an order of the Government of India (the "Government") and a deed of sale was executed by the Government in favor of MTNL representing an irrevocable transfer. Indian law generally requires that to perfect the transfer or lease of real property, the transfer should be evidenced by a formal, duly stamped deed of transfer and registered with the Central Land Registrar within a specified period after the execution of the deed of transfer or lease.  A formal transfer deed for real property of the DoT, transferred by the Government to MTNL has been executed but has not been registered with the appropriate municipal authorities. The formal transfer deed and physical delivery of possession of the DoT's non-real estate assets has resulted in the transfer of such non-real estate assets of the DoT to MTNL in Delhi and Mumbai.

Indian law also requires payment of stamp duty (at rates which vary among states) on instruments, which effect transfer of title to real estate or in respect of leases of real estate. MTNL has not paid stamp duty in respect of any of the acquired or leased properties. Accordingly, MTNL may be liable for stamp duty and penalties thereon if a deed is registered by MTNL in the future (other than with respect to the DoT properties acquired from the Government as at March 30, 1987). All liabilities for stamp duties in respect of the DoT properties acquired by MTNL from the Government as at March 30, 1987 are to be borne by the Government. The Company has been advised by its counsel that although the Company has valid possession including the risks and rewards of ownership and title to all of its property, to enable MTNL to perfect and thereby acquire marketable title to real property in its possession, it would need to have relevant documents relating to transfer or lease of real property duly registered and stamped. Accordingly, MTNL cannot sell its properties without payment of stamp duties and registering the properties in its name. In preparing these consolidated financial statements, MTNL has capitalized provision for stamp duty based on its best estimate amounting to Rs.63 million and Rs.89 million as of March 31, 2011 and 2012, respectively. MTNL does not intend to sell any of these properties. In terms of its Articles of Association MTNL has to obtain prior approval of the President of India in respect of sale or disposal of any land or building costing more than Rs.1 million.

Intangible Assets	12 Months Ended
Mar. 31, 2012
Intangible Assets [Abstract]
INTANGIBLE ASSETS
9.      INTANGIBLE ASSETS

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Intangible Assets		111,680		111,746	2,196
Total		111,680		111,746	2,196
Less: Accumulated amortization		(16,932)		(23,321)	(458)
Intangible Assets, net	Rs.	94,749	Rs.	88,425	$1,738

The intangible assets of the Company mainly consist of application software purchased from outside vendor and entry fees for 3G and BWA spectrum. The amounts are as follows:

	Millions of Rupees	Millions of US$
Application software	700	15
3G & BWA spectrum fees	110,980	2,181

Investments in Held to Maturity Securities	12 Months Ended
Mar. 31, 2012
Investments in Held to Maturity Securities [Abstract]
INVESTMENTS IN HELD TO MATURITY SECURITIES
10.	INVESTMENTS IN HELD TO MATURITY SECURITIES

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Held-to-maturity securities
11.5% Bonds of Maharashtra Krishna Valley Development Corporation	Rs.	2418	Rs.	2,418	$48
	Rs.	2,418	Rs.	2,418	$48

8.75% Redeemable Cumulative Preference Shares of ITI Limited

On February 14, 2003, MTNL invested Rs.1,000 million in 8.75% cumulative preference shares of ITI Limited (“ITI”) on a private placement basis. ITI is a government company in the telecommunication equipment and distribution business. ITI also supplies exchanges and cables to MTNL. These preference shares are redeemable in five equal annual installments commencing from September 30, 2005.

The share purchase agreement between ITI and MTNL includes a provision for a letter of comfort from Department of Telecommunication (DoT) to MTNL endorsing the investment and also provides MTNL a right to set off principal payments owing under the terms of these Cumulative Preference Shares against amounts payable to ITI, in connection with MTNL’s purchase of exchanges and cable supplies.

As of September 30, 2005, ITI had not redeemed the first tranche amounting to Rs.200 million as per the repayment schedule and ITI had requested MTNL for an extension on the redemption dates.  However, MTNL had not accepted ITI’s request and has looked to the DoT’s letter of comfort and requested settlement of the first repayment tranche of Rs.200 million.

As of September 30, 2006, ITI has not yet redeemed both the first and second tranches amounting to Rs.200 million each as per the original repayment schedule. ITI has to redeem third tranches amounting to Rs.200 million as on September 30, 2007.

As of September 30, 2007, ITI has not yet redeemed the first, second and third tranches amounting to Rs.200 million each as per the original repayment schedule.

As of September 30, 2009, ITI had not redeemed the first, second, third, fourth and last tranches amounting to Rs.200 million each pursuant to the original repayment schedule.

Management has evaluated the investment in ITI for impairment, on the basis that the first, second and third tranches for repayment have not been settled by ITI. Management has evaluated the financial condition and business outlook of ITI including the new purchase orders received by ITI for supply of GSM equipment from BSNL and the Company. We currently have accounts payable to ITI of Rs.142 million as of March 31, 2010, which, pursuant to the share agreement, we can legally settle against the repayments owing under the cumulative preference shares.  In addition, we have the intent and ability to retain the debt security for a period of time sufficient to allow for anticipated recovery in value.

Based on this evaluation and specifically considering that the share purchase agreement includes a provision for a letter of comfort from Department of Telecommunication (Government of India) to MTNL endorsing the investment and also provides MTNL a right to set off amounts receivable in respect of principal outstanding from the dues payable to ITI, management has concluded that Rs.800 million of this debt security due as of September 30, 2008 is impaired and as of March 31, 2009 further Rs.200 million of this debt security due has been impaired. Entire amount of investment in ITI has been impaired  up to fiscal year 2009

However, DoT via letter no. U-59011-10/2002-FAC, dated July 31, 2009, deferred the repayment schedule of the above cumulative preference shares to 2012-13 onwards in five equal annual installments.

11.5% Bonds issued by Maharashtra Krishna Valley Development Corporation

MTNL has also invested Rs.2,500 million in bonds issued by Maharashtra Krishna Valley Development Corporation (“MKVDC”), a wholly owned subsidiary of Government of Maharashtra. MKVDC allotted these bonds to MTNL on May 31, 2002. The bonds have a coupon rate of 11.5% per annum and are redeemable at the end of the 10th   year from the date of allotment. The repayment of these bonds is guaranteed by the Government of Maharashtra.

Interest income has been recognized and realized on the bonds held in MKVDC.

MTNL records an investment impairment charge when management believes an investment has experienced a decline in value that is judged to be other than temporary. MTNL monitors its investments for impairment by considering current factors including economic environment, market conditions and the operational performance and other specific factors relating to the business underlying the investment. Based on its assessment of its carrying values of the above investments, management believes that there is no impairment of investments as of March 31, 2012.

Investment in Equity Affiliates	12 Months Ended
Mar. 31, 2012
Investment in Equity Affiliates [Abstract]
INVESTMENT IN EQUITY AFFILIATES
11.	INVESTMENT IN EQUITY AFFILIATES

On July 21, 2001, MTNL, in consortium with Telecommunications Consultants India Limited, Tata Communications(formerly VSNL) and Nepal Venture Private Limited entered into a joint venture arrangement to form United Telecom Limited (UTL). UTL was formed to provide wireless in local loop (“WLL”) services in Nepal. As at March 31, 2003, MTNL had invested Rs. 200 million in UTL in proportion to its 26.7% holding. In 2004, MTNL invested Rs.33 million in UTL in proportion to its 26.7% holding.  In the year ended March 31, 2007 MTNL has further invested Rs.56 million and during the year ended March 31, 2010 MTNL has invested Rs.69 million in proportion to its share. Our equity in the loss of the affiliate amounted to Rs.6 million for the 2010 fiscal year; our equity in the profit of the affiliate amounted to Rs.15 million for the 2011 fiscal year and our equity in the profit of the affiliate amounted to Rs.16 million for the 2012 fiscal year. The carrying value of investment in UTL is Rs.221.86 million and Rs. 251.37 million as of March 31, 2011 and 2012, respectively.

On March 31, 2006, MTNL STPI IT Services Ltd. (hereinafter referred to as “STPI”), a joint venture of MTNL and Software Technology Parks of India, a society registered under the Ministry of Information Technology with  50% share holding.  The main objective of the Company is to undertake all such activities that are required to make domain “India in” popular. The project under this joint venture is under way. STPI project of data centre at Chennai (formerly Madras) will provide services like messaging, web-hosting, application hosting, web-farming application etc. The Company is on process of recruiting its own staff and will be recruiting the best professionals from software industry by providing remuneration in line with the industry.

MTNL’s equity in profit/(loss) of STPI amounted to Rs.1.28 million and Rs.0.21 million for the year ended March 31, 2011 and 2012 respectively. The carrying value of investment in STPI is Rs.18.03 million and Rs.18.24 million as of March 31, 2011 and 2012, respectively.

The investments in equity affiliates are considered not to have a material effect on the Company’s financial position and operating results.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories [Abstract]
INVENTORIES
12.     INVENTORIES

	As of March 31,
	2010		2011		2012	2012
			(Millions of Rupees)			(Millions of US $) Unaudited
Cabling		849		623	537	11
Exchange equipment		548		489	460	9
Telephone and telex equipment		589		536	434	9
Less: Allowance for slow moving/obsolete stock		(496)		(471)	(534)	(10)
	Rs.	1,491	Rs.	1,177	897	$18

Activity in allowance for slow moving / obsolete stock is as follows:

			For the years ended March 31,
	2010		2011		2012		2012
			(Millions of Rupees)				(Millions of US $) Unaudited

Balance at beginning of year		508		495		471	9
Charged to expense		41		25		70	1
Less: amounts written off		(54)		(49)		(8)	(0)
Balance at end of year	Rs.	495	Rs.	471	Rs.	534	$10

Accounts Receivable and Allowance for Doubtful Debts	12 Months Ended
Mar. 31, 2012
Accounts Receivable and Allowance for Doubtful Debts [Abstract]
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL DEBTS
13.      ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL DEBTS

PROVISION AND ALLOWANCE FOR DOUBTFUL DEBTS

	As of March 31,
	2010		2011		2012		2012
			(Millions of Rupees)				(Millions of US $) Unaudited
Balance at beginning of year		7,272		7,758		8,051	158
Charged to expense		1,142		562		871	17
Less: Amounts written off		(656)		(269)		(324)	(6)
Balance at end of year	Rs.	7,758	Rs.	8,051	Rs.	8,598	$169

Accounts receivable are stated net of allowance for doubtful debts. Accounts receivable are not collateralized. The allowance for doubtful debts is determined principally on the basis of past credit loss experience and an evaluation of potential losses on the outstanding receivable balances. The activity in allowance for uncollectible accounts is given below:

Since the Company is having the large customer base therefore the concentration risk with respect to accounts receivable is limited.

Restricted Assets	12 Months Ended
Mar. 31, 2012
Restricted Assets [Abstract]
RESTRICTED ASSETS	14. RESTRICTED ASSETS As on March 31, 2012, restricted assets comprised of unclaimed dividend for the years 2003 to 2009 amount to Rs.7 million.

Other Receivables	12 Months Ended
Mar. 31, 2012
Other Receivables [Abstract]
OTHER RECEIVABLES
15.	OTHER RECEIVABLES

OTHER RECEIVABLES
Other receivables consist of the following:

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited

Loans to employees		304		269	5
Accrued interest		1183		1,193	23
Income Tax Receivables		4,061		2,567	50
Others		5,289		5,573	110
Less: Other assets, non-current	Rs.	10,837	Rs.	9,602	189

	As of March 31,
		2011		2012	2012
	(Millions of Rupees)				(Millions of US $) Unaudited

OTHER ASSETS, NON - CURRENT

i) Housing loan to employees		845		788	15
ii) Vehicles loan to employees		33		27	1
iii) Others loans to employees		14		8	0
Cenvat		183		105	2
Income accrued from other Deposits, Loans & Advances		962		931	18
Advance tax (refer note No. 18)		454		(291)	(6)
	Rs.	2,491	Rs.	1,568	$36

Income Tax receivable include appeal effect of Rs.1,015.43 million pertaining to assessment year 2000-01 which is pending for settlement by the Income Tax Department. This include Tax amount of Rs.603.03 million and interest accrued thereon amounting to Rs.412.4 million (including Rs.101.86 million for the year). Efforts are being made to recover the same at the earliest.

Accrued Expenses and Other Current Liabilities	12 Months Ended
Mar. 31, 2012
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
16. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Interest accrual on deposits		348		772	15
General provident fund contribution of employees, net		13,432		13,758	270
Deferred income		5,042		5,749	113
Advance received from customers and others		1,481		1,141	22
Customer deposits		183		161	3
Accrued employee cost		1,973		1,633	32
Other payables and accruals		7,111		5,813	114
Others		10		59	1
Gratuity		49		(103)	(2)
Leave Encashment:
(i) Company Employees		498		435	9
(ii) Others		(422)		(424)	(8)
(i) Company Employees		3,325		6,496	128
(ii) Others		(4,925)		(4,927)	(97)
	Rs.	28,105	Rs.	30,563	$601

The General Provident Fund accrual represents amounts contributed by employees (who have opted for the Government pension rules), net of advances taken. Prior to the absorption (in the year 2000), this fund was being maintained by DoT. MTNL has raised claims amounting to Rs.13,541 million on DoT up to March 31, 2012 (2011: Rs.12,781 million) in respect of employee contributions (pre absorption) together with the interest accrued. An offsetting amount has been included in the non-current portion of amounts due from related parties as disclosed in Note 20.

Subsequent to absorption, in the absence of any rules available for deposit of such employee contributions, the amounts of employee contributions have been retained by MTNL. These funds are not restricted and could be used to fund the activities of MTNL until such time that the funds must be transferred to the GPF Trust. During the year ended March 31, 2006, a GPF Trust had been created and Rs.4,340 million had been transferred to GPF Trust. The outstanding amount owing to the trust of Rs.13,758 million continues to be a part of accrued expenses and other current liabilities as of March 31, 2012 as the amount is due to be recovered by the DoT.

Interest and Other Income, Net	12 Months Ended
Mar. 31, 2012
Interest and Other Income, Net [Abstract]
INTEREST AND OTHER INCOME, NET
17.	INTEREST AND OTHER INCOME, NET

Interest and other income, net consist of the following:
	For the years ended March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Interest from investment in MKVDC		288		288	6
Interest on loans to employees		94		93	2
Interest on advances and others, net		289		444	9
Interest paid on customers deposits		(5)		(4)	(0)
Interest on income tax refunds		7851		313	6
Other income		461		742	15
Interest paid on bank loans		(4,515)		(9,492)	(187)
Interest and other income, net	Rs.	4,463	Rs.	(7,616)	$(150)

Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
INCOME TAXES
18.	INCOME TAXES

Total income tax expense is attributable to income from continuing operations and consists of the following:

	For the years ended March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Current tax		(11,311)		29		(9)	(0.17)
Deferred tax		4,384		8,962		11	0.22
Taxes for earlier years written back / paid		(4,880)		285		0	0.01
Aggregate Taxes	Rs.	(11,806)	Rs.	9,276	Rs.	3	$0.06

Note: Current tax for financial year 2011-12 includes taxes for foreign subsidiaries Rs.13.02 million and Deferred Tax includes taxes for foreign subsidiaries Rs. (6.40) million

	For the years ended March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Income before taxes and share from affiliates		(37,365)		(23,634)		(41,543)	(816)
Average enacted tax rate in India		30.90%		30.90%		30.90%	0.01
Computed tax expense		(11,546)		-		-	-
Effect of tax assessed for earlier years		(6,940)		9,247		12	0.23
Tax reversals, Net		-		14		0	-
Others		-		15		14	0.28
Permanent differences		6,680		(0)		(23)	(0.45)
Income taxes recognized in the statement of income	Rs.	(11,806)	Rs.	9,276	Rs.	3	$0.06

Significant components of activities that gave rise to deferred tax assets and liabilities included in the financial statements are as follows:

	As of March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Deferred tax assets:
Net Operating Losses carried forward		0		13,718		16157	317
Allowances for uncollectibles and others		1,643		14,702		5574	110
Deferred settlements amount not recognized in income		2,794		-		0	0
Post retirement benefits		2,735		3,776		3822	75
Others		7,486		1,456		1458	29
Total deferred tax assets	Rs.	14,658	Rs.	33,652	Rs.	27,011	$531
Deferred tax liabilities:
Excess of tax allowance over depreciation		(3,218)		(793)		(1,100)	(22)
Interest capitalized		(6,018)		-		0	0
Others		-		(10,124)		(546)	(11)
Total deferred tax liabilities		(9,236)		(10,916)		(1646)	(32)
Net deferred tax asset / (liability)	Rs.	5,421	Rs.	(22,736)	Rs.	(25,365)	$(498)
Less: Valuation Allowance	Rs.	-	Rs.	(22,736)	Rs.	(25,365)	$(498)
Net Deferred tax asset Created	Rs.	5,421	Rs.	-	Rs.	-	$-

Note:  The Company believes that it is more likely than not that the deferred tax assets so reported above shall not be realized in near future. Therefore, a valuation allowance has been made for the entire deferred tax asset.

Net deferred tax assets / (liabilities) included in the consolidated balance sheets are as follows:

	As of March 31,
	2010		2011	2012	2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Current:
Deferred tax assets	Rs.	6,072	-	-	-
Non-current:
Deferred tax assets		8,586	-	-	-
Deferred tax liabilities		(9,236)	-	-	-
Total non-current		(650)	-	-	-
Net deferred tax asset / (liability)	Rs.	5,421	-	-	-

Permanent differences represent certain expenses, which are not allowed as deductible expenses under the Indian Income Tax Act, 1961.

As per section 80IA of the Indian Income Tax Act, 1961 a company, which starts to operate telecommunication services at any time on or after April 1, 1995, but before March 31, 2000, is entitled to a tax holiday for a period of 10 years beginning with the year in which such services are started. As per the tax holiday, 100% of the profits derived from such services are exempt from tax in the first 5 years, and 30% of such profits are exempt from tax for the next 5 years. MTNL on the basis of advice from its legal counsel has historically claimed such benefit. The Company’s claim have been rejected at the first appellate level and the case has been referred to the Committee of Disputes, which is a body formed by the Government to settle disputes between Government controlled undertakings and the Government. The Committee has referred the case to the Tax appellate authorities for reconsideration. During the year ended March 31, 2006, the case has been set aside by the Income Tax Appellate Authority for the assessment years 1998-99, 1999-00, 2000-01 and 2002-03 and has referred the matter back to the Assessing Officer for a fresh assessment after hearing the case again. During the year 2006-07 assessing officer has made fresh assessment for calculation of deduction u/s 80IA of the Indian Income Tax Act, 1961 and allowed partial benefit to MTNL. MTNL has filed appeals against that partial allowance to the higher authority.

MTNL has filed appeals against that partial allowance to the higher authority. Also refer to Note 25iii(b)(ii) to the notes to the consolidated financial statements.  During the year ended March 31, 2008, MTNL received refunds from Income Tax Authority in respect of penalty levied for the years 1995-96, 1996-97, 2000-01 and 2001-02.  These penalty refunds pertain to the claims made by MTNL under section 80IA of the Indian Income Tax Act.  The penalty amount was refunded by the income tax department along with interest thereon which had duly been accounted for in the statement of operations for the year ended March 31, 2008.  An excess provision amounting to Rs.6,050 million were made to the tax expenses during the year ended March 31, 2008.

During the year ended March 31, 2008, the Assessing Officer allowed partial refunds in respect of deductions under Section 80IA for assessment years 2001-02 and 2003-04. During the 2009-10 fiscal year, the Honorable ITAT allowed our claim under section 80IA for six assessment years (1998-99, 1999-00, 2000-01, 2001-02, 2002-03 and 2005-06) to exempt up to 75% of the income we earned from services.  The Income Tax authorities has refunded the tax amount Rs.2,819.00 million (including Interest of Rs.1,361.84) for assessment year 1998-99 and rest of the years are in progress. MTNL filed further appeal during the year 2010-11, in Honorable High Court of Delhi for a 100% claim under section 80IA, based upon the treatment of BSNL, which is similarly situated. During the 2011 fiscal year, the Income Tax Authorities have refunded the tax amount of Rs.13,766 million (including interest of Rs.7,310 million) for assessment years 98-99,99-00,00-01, 01-02, and 02-03.  MTNL filed a further appeal during the 2011 fiscal year in Honorable High Court of Delhi for a 100% claim under section 80IA, based upon the treatment of BSNL which is similarly situated. During the 2012 fiscal year, the appeals for the claim under section 80IA for the 1999, 2000, 2001, 2003 and 2006 assessment  years have been admitted by the Hon’ble High Court.  Another appeal for the assessment year 2005 under section 80IA claim has been filed before Hon’ble High Court and also been admitted.  All above appeals/cases are now pending for regular hearing before Hon’ble High Court.  During the 2012 fiscal year, Income Tax authorities has refunded Rs.3,507.43 million on account of rectification of refund orders issued for the 1999 & 2002 assessment years.

The Company believes that it is more likely than not, the deferred tax assets so reported above shall not be available in the near future. Therefore for entire deferred tax assets, valuation allowance has been made.

Retirement Benefits	12 Months Ended
Mar. 31, 2012
Retirement Benefits [Abstract]
RETIREMENT BENEFITS
19.	RETIREMENT BENEFITS

(a)	Employees seconded from DOT

MTNL’s employees who are seconded from DoT are entitled to pension, gratuity benefits and leave encashment from the Government. MTNL makes contributions to the DoT to fund the liability in respect of these employees in accordance with the rates prescribed by the Government. MTNL’s contributions are charged to income in the period they are incurred. The amount for pension, gratuity and leave encashment recognized for such employees in the consolidated statements of income are as follows:

	For the years ended March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Pension (including gratuity)		18		12		165	3.25
Leave encashment		12		8		14	0.28
	Rs.	30	Rs.	20	Rs.	180	$4

(b)	Employees of MTNL

i.	Pension, Gratuity and Medical benefits

The pension and gratuity to the non-executives employees of MTNL are defined benefit plans, the cost and liability, for which are based on an actuarial valuation. Further MTNL introduced a ‘MTNL retired employee’s medical facility scheme’ for employees with effect from January 1, 2002. The scheme was initially introduced for a period of 12 weeks and was subsequently extended every year by orders issued by the competent officials. The cost and liability of the medical benefit plan for its retired employees is based on an actuarial valuation. The Company entered into an agreement with ICICI Lombard for its medical coverage for the period from April 1, 2006. ICICI Lombard subsequently expressed their inability to continue with the scheme and finally the agreement was discontinued from September 2, 2006. The earlier scheme was reinstated thereafter. The medical scheme is a defined benefit retirement plan (the “Medical Plan”). In accordance with the Medical Plan, retirees are entitled to receive reimbursements limited to half of the monthly salary drawn by the employee on the date of retirement and reimbursement of hospitalization charges in any year through insurance company under RECGHIS (Retirement Employee Contributory Group Health Insurance Scheme) 2008. (Effective October, 2008). In 2011, MTNL has introduced the new medical benefit plan for its employees with effect from March 10, 2011 by entering into an agreement with insurance company which is a contributory scheme in nature and where MTNL’s liability is restricted to the insurance premium payable to the insurance company.

ii	Absorption of Executive employees

The Company had given an option to its executive employees (B category) for absorption with MTNL with effect from October 1, 2000, at a revised pay scale that is higher than the existing pay scale. The offer for absorption provided that in addition to getting post retirement benefits like gratuity and leave encashment, the employees would have to opt for pension based on the government rules.

During the year ended March 31, 2004, majority of employees had opted for absorption with MTNL. MTNL determined the incremental liability on account of revised pay scales and related retirement cost based on an actuarial valuation. MTNL has raised claims on DoT amounting to Rs.2,784 million for the period up to the October 1, 2000, which represent amounts recoverable towards retirement benefits calculated at the rates prescribed by DoT for its employees on secondment. These have been included in Dues from related parties as disclosed in Note 20.

During the year ended March 31, 2005, an additional 1,108 executive employees opted for absorption with MTNL. MTNL has determined the incremental liability on account of revised pay scales and related retirement cost based on an actuarial valuation. In respect of these employees, MTNL has raised claims on DoT amounting to Rs.541 million for the period up to the October 1, 2000, which represent amounts recoverable towards retirement benefits calculated at the rates prescribed by DoT for its employees on secondment. These have been included in Dues from related parties as disclosed in Note 20.

During the year ended March 31, 2006, the Company had given an option to its executive employees (Category A) for absorption with the Company with effect from October 1, 2000, at a revised pay scale that is higher than the existing pay scale. Out of approximately 1,218 Group A employees currently working in MTNL, 65 employees have exercised their option as at March 31, 2006 and have been absorbed in MTNL. The offer for absorption provided that in addition to getting the post retirement benefits like gratuity and leave encashment subsequent to absorption, the employee would have to opt for either pension based on the government rules or provident fund based on the company policy. A case has been filed by the Indian Telecom Service Association (acting on behalf of Group A officers) with the High court appealing for the stay order against absorption of Group A employees on the contention that terms and conditions of absorption are not clear. The High Court has subsequently passed a stay order against further absorption of Group A employees. Pending finalization of the terms of absorption, the Company, during the year ended March 31, 2006, has provisionally accrued a charge of amounting to Rs.25.39 million on account of revised pay scales for the executive employees who exercised the option up to that date. However, no claims have been raised by the Company on DoT for the related retirement costs pending finalization of terms of absorption and outcome of the court case.

iii.	The following tables sets forth the status of the pension, gratuity plan and medical benefits. The measurement date used is March 31, of the relevant fiscal year.

The Pension Plan
	As of March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Accumulated benefit obligation	Rs.	39,881	Rs.	46,581	Rs.	62,917	$1,236
Changes in projected benefit obligation:
Projected Benefit obligation at the beginning of the year		33,487		56,973		66,544	1,308
Service cost		1,100		3,380		3,452	68
Interest cost		2,860		5,030		5,638	111
Actuarial loss		21,298		3,517		6,669	131
Benefits paid		(1,772)		(2,355)		(3,312)	(65)
Projected Benefit obligation at the end of the year	Rs.	56,973	Rs.	66,544	Rs.	78,991	$1,552
Changes in plan asset		-		-		-
Unfunded status	Rs.	(56,973)	Rs.	(66,544)	Rs.	(78,991)	(1,552)
Accrued provision for pension	Rs.	(56,973)	Rs.	(66,544)	Rs.	(78,991)	$(1,552)

A 1% increase in the discount rate on the Company’s weighted actuarial assumption as on March 31, 2012 would have decreased accrued pension cost by Rs.4,498 million and a 1% decrease in the discount rate on the Company’s weighted actuarial assumption as on March 31, 2012 would have increased accrued pension cost of Rs.4,244 million.

The components of net pension costs are reflected below:

	For the Years Ended March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Current service cost	Rs.	1,100	Rs.	3,380	Rs.	3,452	$68
Interest cost		2,860		5,030		5,638	111
Actuarial loss		21,298		3,517		6,669	131
Net periodic pension cost	Rs.	25,258	Rs.	11,927	Rs.	15,759	$310

Cash Flows

For the financial year ended March 31,	Expected contribution
	(Millions of Rupees)	(Millions of US $) Unaudited
2012	6,496	128
2013	9,780	192
2014	10,373	204
2015	9,931	195
2016	9,562	188
2017 – 2021	47,233	928

In the 2000 fiscal year, substantially all of MTNL’s non-executive employees originally employed by the DoT decided to terminate their services with the DoT and accept employment with MTNL with effective from November 1998.  Under the option given to them for pension benefits, most of the MTNL absorbed employees have opted for retaining pension benefits in accordance with the Central government pension rules and some other employees have opted for retirement rules which as applicable to the directly recruited employees, and opt to draw pro rata until their absorption.  Accordingly, with effect from November 1, 1998, MTNL started accruing for pension and gratuity for these employees.  In August/September 2002, the DoT indicated that the Government would pay for the pension benefits of the government employees absorbed by MTNL who opted for either the Central government scheme of pension or for the pro rata pension scheme for the period served with the DoT.  However, the terms of such payments are in the process of finalization.  Once these terms are finalized and the payments are made to the DoT for the period of employment of these employees with MTNL, MTNL expects that its liability for post-retirement obligations would be limited to monthly contributions on the basis of the rules to be prescribed by the government of India. Until now, in the absence of any further movement from the Government, MTNL is discharging all such liabilities.  However, the attention of the government of India has focused on this issue in the 2012 fiscal year.  Efforts are being made to get the issue of payment of pension to MTNL absorbed employees from the Government or a Government controlled trust, and are under very active consideration.  The staff side and MTNL management are interacting on this issue, and with DoT officials who are also coordinating on this issue with various levels of the Government and through correspondence.  It is hoped to reach settlement on this issue in the 2013 fiscal year.

The Gratuity Plan

	As of March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Accumulated benefit obligation	Rs.	6,383	Rs.	8,602	Rs.	11,732	$231
Changes in projected benefit obligation:
Projected Benefit obligation at the beginning of the year		8,380		10,444		12,073	237
Service cost		386		502		563	11
Interest cost		720		900		1,034	20
Actuarial (gain) or loss		570		964		1,072	21
Past Service Cost (Vested Benefits)		1,036		-		-	-
Benefits paid		(648)		(738)		(951)	(19)
Projected Benefit obligation at the end of the year	Rs.	10,444	Rs.	12,073	Rs.	13,791	$271

Changes in plan asset
Fair value of the plan assets at the beginning of the Year		6,637		8,958		11,188	220
Actual return on plan assets		407		591		1,687	33
Employer contributions		2,562		2,377		1,071	21
Benefits paid		(648)		(738)		(951)	(19)
Plan assets at the end of the year	Rs.	8,958	Rs.	11,187	Rs.	12,995	$255

Unfunded status		(1,487)		(886)		(795)	(16)
Accrued provision for gratuity	Rs.	(1,487)	Rs.	(886)	Rs.	(795)	$(16)

A 1% increase in the discount rate on the Company’s weighted actuarial assumption as on March 31, 2012 would have decreased accrued gratuity cost by Rs.703 million and a 1% decrease in the discount rate on the Company’s weighted actuarial assumption as on March 31, 2012 would have increased accrued gratuity cost by Rs.769 million.

The components of net gratuity costs are reflected below:

	For the years ended March 31,
	2010		2011		2012		2012
	(Millions of Rupees)						(Millions of US $) Unaudited
Current service cost	Rs.	386	Rs.	502	Rs.	563	$11
Actuarial obligation assumed on account of absorption		-		-
Interest cost		720		900		1,034	20
Expected return on plan assets				(877)		(900)	(18)
Actuarial (gain) or loss		874		1,251		284	6
Curtailment (gain)/ loss		(710)		-		-	-
Past Service Cost (vested benefits)		1,036		-		-	-
Net periodic gratuity cost	Rs.	2,306	Rs.	1,775	Rs.	981	$19

Cash Flows

The Company expects to make the following benefit payments, which reflect expected future service, as appropriate:

For the financial year ended March 31,	Expected contribution
	(Millions of Rupees)	(Millions of US $) Unaudited
2013	1,164	23
2014	1,300	26
2015	1,287	25
2016	1,276	25
2017 – 2021	6,810	134

The following table sets forth the fair value of the gratuity plan assets as of  March 31, by asset category:

	As of March 31, 2012
	Rs. in millions							Total in U.S.$
	Level 1		Level 2		Level 3	Total
Government bonds	Rs.	5,577		-	-	Rs.	5,577	$110
Public sector bonds		-	Rs.	4,608	-		4,608	91
Fixed deposits		157		-	-		157	3
Cash		43		-	-		43	1
Others*		3,562		-	-		3,562	70
Total	Rs.	9,339	Rs.	4,608	-	Rs.	13,947	$275

* A sum of Rs.952 million (Rs.1,071 million) is yet to be transferred by MTNL to the gratuity trust and amount of Rs.2,609 million (Rs. 2,609 million) is recoverable from DoT for pre-absorption period.

	As of March 31, 2011
	Rs. in million							Total in U.S.$
	Level 1		Level 2		Level 3	Total
Government bonds	Rs.	4,371		-	-	Rs.	4,371	$98
Public sector bonds			Rs.	3,870	-		3,870	87
Fixed deposits		274		-	-		274	6
Cash		64		-	-		64	1
Others		3,680		-	-		3,680	83
Total	Rs.	8,389	Rs.	3,870	-	Rs.	12,259	$275

The weighted average actuarial assumptions used to determine benefit obligations and net periodic benefit cost were:

	2010	2011	2012
Discount rate	8.50%	8.50%	8.50%
Future salary increases	3.50%	3.50%	3.50%
Rate of return on plan assets	8.00%	8.00%	8.00%
Rate of hospitality incidence (% of mortality rate)	150%	150%	150%

iv.	Leave pay obligations :

Leave pay expenses amounted to Rs.1,567 million, Rs.1,754 million and Rs.957 million for the years ended March 31, 2010, 2011 and 2012, respectively. Accrued employee cost include Rs.5,583 million, Rs.6,524 million and Rs.7,371 million leave pay obligation of MTNL as of March 31, 2010, 2011 and 2012, respectively. Out of this, an amount of Rs.433.74 million and Rs.653.68 million is recoverable, from DoT in respect of Group B, Group C and Group D employees respectively for the period prior to their absorption in MTNL.

v.      Provident fund

Provident fund, a defined contribution plan, is being administered through trustees and MTNL’s contributions are expensed each year. MTNL has recognized Rs.516 million, Rs.542 million and Rs.521 million for the years ended March 31, 2010, 2011 and 2012 respectively in the consolidated statements of income.

Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
20.	RELATED PARTY TRANSACTIONS

MTNL is a Government Company under the Indian Companies Act. MTNL is listed on the major stock exchanges in India and the New York Stock Exchange. As of March 31, 2012, the Government owned 56.25% of the issued share capital of MTNL, with the remaining balance owned by private investors. Consequently, the Government, acting through the DoT, continues to control MTNL and will have the power to elect all of its Directors to determine the outcome of most actions requiring approval of the Board of Directors or Shareholders, including proposed expansions of MTNL's business (including into areas in which MTNL may compete with BSNL), transactions with the DoT or the assertion of claims against the DoT/BSNL.

In addition, under MTNL's Articles of Association, the President of India, on behalf of the Government, may issue directives with respect to the conduct of the business and affairs of MTNL, and certain matters with respect to its business including the appointment and remuneration of the Company's Chairman cum Managing Director and the declaration of dividends. MTNL may not take action in respect of any matter reserved for the President of India without his approval. BSNL is a 100% owned subsidiary of the Government of India, and therefore by virtue of common control, is an affiliated sister Company of MTNL. As noted in Note 11, MTNL has a 26.7% holding in United Telecom Limited (UTL) and 50% holding in MTNL STPI IT Services Ltd. (STPI).

Note 4 describes in more detail the nature of the relationships between the DoT/BSNL and the Company as well as transactions with these parties. Amounts due to and from the DoT/BSNL are disclosed separately on the Company’s balance sheet as amounts due to/from related parties.

	As of March 31,
	2010				2011				2012
	Receivables		Payables		Receivables		Payables		Receivables		Payables
					(Millions of rupees)

DOT (note i)	Rs.	23,517	Rs.	113,910	Rs.	24,472	Rs.	2,550	Rs.	25,514	Rs.	2,646
BSNL (note ii)		15,536		10,269		20,376		17,287		25,349		20,494
VSNL (note ii)		-		683		-		-		-		-
Due from / to Related Parties	Rs.	39,053	Rs.	124,861	Rs.	44,848	Rs.	19,837	Rs.	50,864	Rs.	23,140
Less: Current Portion		15,536		10,269		0		2,550		0		2,646
Due from / to Related Parties, non-current portion	Rs.	23,517	Rs.	114,593	Rs.	44,848	Rs.	17,287	Rs.	50,864	Rs.	20,494
Due from / to Related Parties - Current		$305		$202		$0		$50		$0		$52
Million of US $ Unaudited
Due from / to Related Parties - Non Current		$462		$2,252		$881		$340		$999		$403
Million of US $ Unaudited

Note i:

The amounts due from the DoT are primarily on account of pre-absorption retirement benefits which are recoverable by MTNL. Such retirement benefits (pre absorption) were calculated at the rates prescribed by DoT (Refer Note 19). Furthermore, amounts recoverable for the General Provident Fund in respect of employee contributions (pre absorption) of Rs.13,541 million (2011: Rs.12,781 million) together with the interest accrued (Refer Note 15) is also included in this balance. Amounts due to the DOT represent license fees and spectrum charges to be paid by MTNL in accordance with conditions governing license fees for Basic Telephone Service and Cellular Telephone Service under the Revenue Sharing Regime (Refer Notes 2(e) and 4).

Note ii:

Amounts due from BSNL represents claims receivables related to interconnect usage charges as per TRAI Regulations and the payables are on account of networking charges for NLD calls. (Refer Note 4).

Management has classified the amounts due from the DoT as non-current on the basis that there are no fixed terms for repayment from these related parties, and while management expects to negotiate settlement of the amounts within the next 12 months, there are no assurances that this will occur.

Short Term Borrowings	12 Months Ended
Mar. 31, 2012
Short Term Borrowings [Abstract]
SHORT TERM BORROWINGS
21.	SHORT TERM BORROWINGS

Short term borrowings of the Company comprises of short term loans and current portion of long term debt.

	As of March 31,
	2011		2012		US $
	(Millions of Rupees)				(Millions of Dollars) Unaudited

Short term loans from bank		29,800		-	-
Less: Refinanced as long term		(29,800)		-	-
Balance		-		-	-

Bank Overdrafts		19,217		26,480	520

Total	Rs.	19,217	Rs.	26,480	$520

Long Term Loans	12 Months Ended
Mar. 31, 2012
Long Term Loans [Abstract]
LONG TERM LOANS
22. LONG TERM LOANS

Long-term loan from banks, net of current portion

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Term loans - Rupee loan
Secured
From Banks	Rs.	5,340	Rs.	70,000	$1,376
Less: Current portion of long-term loan		-		-	-

Long-term loan, net of current portion	Rs.	55,340	Rs.	70,000	$1,376

The scheduled maturity of long-term loan as of March 31, 2012 is under:

Schedule of Maturity

Due in the Years ending March 31	As of March 31,
	2012
	(Millions of Rupees)		(Millions of US $) Unaudited
2014		2,400	47
2015		11,100	218
2016		15,150	298
2017		20,000	393
2018		18,450	363
2019		2,900	57
Total	Rs.	70,000	$1,376

The Company has been allocated the 3G and BWA spectrum by DoT in Delhi and Mumbai circle in the year 2008.

For MTNL and BSNL, being the state owned companies, one block of each spectrum was reserved for them and has been allotted much ahead from the private operators. The entry fees for these spectrums was discovered, on pan India basis, through an open auction among private telecom operators by DoT. The Company has to match the highest price paid by the private operator in Delhi and Mumbai circle that ended in May 2010 for 3G and June 2010 for BWA. The total price for 3G and BWA spectrum, MTNL has paid Rs.110,980 million to DoT in the year 2010.

Delhi and Mumbai were the most expensive circles for 3G with the bid for Delhi costing Rs.3,3169.30 million and Mumbai Rs.3,2470.70 million against the reserve price of Rs.3,200 million each for both the metros.

Similarly for BWA, Delhi and Mumbai witnesses the highest bids at Rs.2,2410.20 and Rs.2,2929.50 million, respectively. MTNL has already launched 3G mobile services.

The Company has borrowed long term loans and short term loans later re-financed to long term loan from banks to finance the liability of this payment. The long term loans from these banks are secured in nature which have floating first pari passu charge on all fixed & current assets. All the long term loans that Company is carrying has a moratorium period of three years for which the Company is contracted to pay only interest obligations.

The weighted average interest rate for the long term loans as of March 31, 2012 is 12.16%.

Equity Shares	12 Months Ended
Mar. 31, 2012
Equity Shares [Abstract]
EQUITY SHARES
23.	EQUITY SHARES

The Company has only one class of capital stock referred to herein as equity shares. Par value of each equity share outstanding as of March 31, 2012 is Rs.10.

Voting
Each holder of equity shares is entitled to one vote.

Dividends
Final dividends proposed by the Board of Directors are payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. The Board of Directors declares interim dividends without the need for shareholders’ approval. Dividends payable to equity shareholders are based on the net income available for distribution as reported in MTNL’s unconsolidated financial statements prepared in accordance with Indian GAAP. Dividends are declared and paid in `. Net income in accordance with U.S. GAAP may, in certain years, either not be fully available or be additionally available for distribution to equity shareholders.

Under Indian GAAP the accumulated retained earnings available for distribution to equity shareholders, subject to certain restrictions was Rs.74,700 million, Rs.55,718 million and Rs.14,811 million as of March 31, 2010, 2011 and 2012, respectively.

Under the Indian Companies Act, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10.0% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10.0% or higher, depending on the dividend percentage to be declared in such year.

Liquidation
In the event of liquidation of the Company, the holders of equity shares shall be entitled to receive all of the remaining assets of the Company in proportion to the number of equity shares held, after distribution of all preferential amounts, if any.

Stock options
MTNL has not granted any stock options to any of its employees or to others.

Financial Instruments and Concentration of Risk	12 Months Ended
Mar. 31, 2012
Financial Instruments and Concentration of Risk [Abstract]
FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK
24.	FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK

Credit risk
Financial instruments which potentially subject MTNL to concentrations of credit risk consist principally of periodic temporary investments of excess cash, trade receivables, and investments in ITI Limited preference shares and MKVDC bonds. The Company places its temporary excess cash in short term deposits. By their nature, all such financial instruments involve risk including the credit risk of non-performance by counter parties. In management’s opinion, as of March 31, 2011 and 2012, there was no significant risk of loss in the event of non-performance of the counter parties to these financial instruments, other than the amounts already provided for in the financial statements. To reduce credit risk, MTNL performs ongoing credit evaluation of customers.

The risk in relation to investment in ITI Limited is offset by clause relating to MTNL’s entitlement to set off the amounts receivable in respect of principal outstanding from the dues payable to ITI Limited. The clause is built into the share purchase agreement. As of March 31, 2009, Rs.200 million, the balance of the investment of Rs.1,000 million investment in ITI was charged as an impairment because of uncertainty involved in getting them back. DOT vides its letter no. U-59011-10/2002-FAC dated July 31, 2009, deferred the repayment schedule of the above cumulative preference shares to 2012-13 onwards in five equal annual installments.

The credit risk for the investment in bonds issued by MKVDC is minimized due to the payment mechanism envisaged in the prospectus, which states that any shortfall is to be met by the Maharashtra State Government that has undertaken to earmark an amount equal to interest and principal repayments out of its annual budget for the respective corporation. In the event of such amount not being transferred the trustees would be entitled to invoke the guarantee given by the state government.

Fair value

The Company measures the fair value of its financial instruments according to ASC 820-10 “Fair Value Measurement and Disclosure” which establishes the frame work for measuring fair value of financial instruments.

The fair value hierarchy under ASC 820-10 is based on inputs to valuation techniques that are used to measure fair value that are either observable or unobservable and consists of the following three levels:

Level 1—Inputs are quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs are quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs which are derived principally from or corroborated by observable market data.

Level 3—Inputs which are unobservable reflecting internal assumptions are used in pricing assets or liabilities.

The Company’s AFS investments are carried at fair value. As of March 31, 2012 and March 31, 2011, the Company did not have any exposure in AFS investments.

The fair value of the Company’s cash and cash equivalents, accounts receivable, other current assets, accounts payable, accrued liabilities and short term borrowings, approximate their carrying values because of  short-term nature of these instruments. Such financial instruments are classified as current and are expected to be liquidated within the next twelve months.

Estimation of fair value of financial instrument relies on management judgment; however there are inherent uncertainties in any estimation technique. Therefore, for substantially all financial instruments, the fair values are not necessarily indicative of all the amounts the Company could have realized in a sales transaction as of March 31, 2012. The estimated fair value amounts as of March 31, 2012 have been measured as of this date, and have not been re-evaluated or updated for purposes of these consolidated financial statements.

Contingencies and commitments	12 Months Ended
Mar. 31, 2012
Contingencies and commitments [Abstract]
Contingencies and commitments
25.	Contingencies and commitments

i.	CAPITAL COMMITMENTS

Contractual commitments for capital expenditure pending execution were Rs.2,004.16 million and Rs.4,467 million as of March 31, 2012 and 2011 respectively. Contractual commitments for capital expenditures are related to purchase of property and equipment.

ii.	GUARANTEES

MTNL has outstanding financial/performance bank guarantees of Rs.981.62 million and Rs.951 million as of March 31, 2012 and 2011 respectively. The bank guarantees are essentially provided to the Government of India for financial and performance roll out obligations as prescribed in respective license agreements.

iii.	CONTINGENT LIABILITIES

MTNL is involved in tax and legal proceedings, claims and litigation arising in the ordinary course of business. MTNL periodically assess its liabilities and contingencies in connection with these matters based upon the latest information available. For those matters where it is probable that MTNL could have incurred a loss and the loss or range of loss can be reasonably estimated, the Company has recorded reserves in its consolidated financial statements. In other instances, MTNL is unable to make a reasonable estimate of any liability because of the uncertainties related to both the probable outcome and amount or range of loss. As additional information becomes available, MTNL adjusts its assessment and estimates of such liabilities accordingly.

Based on review of the latest information available, management believes that the ultimate liability in connection with pending tax and legal proceedings, claims and litigation will not have a material effect on the Company’s results of operations, cash flows or financial position, with the possible exception of the matters described below.

(a)	Sales tax
 The Mumbai Unit had applied for amnesty under the Maharashtra Kar Nivaran Yojana, 1999 in respect of the Sales Tax demands of Rs8.10 million (Rs.8.10 million). The application for amnesty towards demands aggregating Rs.2.09 million (Rs.2.09 million) has been accepted. The balance applications relating to demands of Rs.6.02 million (Rs.6.02 million) are under process and are not included under Contingent Liabilities.

(b)	Income taxes
i.
The Central Income Tax Authority of India (“CIT”) had historically disallowed the license fee paid by the Company to DoT for the years ended March 31, 1994 till March 31, 2006 as a tax deductible expense and had raised a demand for payment of taxes on increased taxable income relating to such expenses. These demands had been contested by the Company.

During the year ended March 31, 2005, the Company had obtained favorable decisions from the Income Tax Appellate Tribunal (“ITAT”) with respect to the license fee disallowed for the assessment years 1997-98 and 2001-2002. Further in respect of assessment years 1995-96 and 1996-97, the Committee of Disputes (“COD”), on the recommendations of the Ministry of Law, decided not to give clearance to either the Central Board of Direct Taxes or the Company to file appeals in the Hon’ able High Court, making the decision of the ITAT binding on both the parties. Subsequent to the COD’s decision, the Company has applied to ITAT to restore the appeal and decide in favor of the Company.

During the year ended March 31, 2006, based on the judgments passed in the previous years, ITAT has allowed deduction of license fees as a tax deductible item for assessment years 1998-99 to 2000-01 and 2002-03. License fees have also been allowed as a deduction by CIT (A) for assessment year 2004-05.

During the year ended March 31, 2007, based on the judgments issued in the previous years, ITAT has allowed deduction of license fees as tax deductible item for the assessment years 1995-96 and 1996-97 also. Management believes that ITAT following its favorable judgments of earlier years will eventually decide in favor of the Company for the years in dispute and an adverse outcome in respect of the above is not probable. Based on the above stated favorable judgments, the Company has not accrued the tax charge on the license fee in the financial statements. The Company during the year 2006-07 has received interest on deposits paid under protest to the tax authorities and the refunds for the years decided in favor of the Company i.e. 1995-96, 1996-97, 1998-99,1999-00, 2000-01, 2002-03 and 2004-05.  The refunds and the interest thereon have been recognized in the statement of income for the year ended March 31, 2007.

During the year ended March 31, 2008, the Company has received refunds for the years 2002-03 and 2004-05 along with interest which has been duly accounted for in the Company’s books of accounts for the year ended March 31, 2008.

As part of the appeals process, the Company had deposited under protest, amounting to Rs.3,146 million as of March 31, 2009. These deposits have been classified as part of restricted assets on the Company’s consolidated balance sheets.

ii.
The Income Tax authorities have historically disallowed the Company’s claim for a tax holiday under section 80IA of the Indian Income Tax Act, 1961 (Also refer note 18). For assessment years 2001-02 to 2004-05, the income tax authorities have demanded Rs.10,677 million as penalties for the deduction claimed by the Company under Section 80IA -Income Tax Act, 1961. The Company is contesting these disputes at various levels of income tax appellate authorities including the ITAT. During the year ended March 31, 2006, the Company’s appeal to determine the applicability of section 80IA has also been admitted by the High Court. Under the Indian laws, High Courts only admit a case, pertaining to income taxes, if there is a ‘question of law’ involved in the litigation and not ‘a question of facts’. Under the Income tax laws no penalty can be levied if there is a ‘question of law’- interpretation involved. The Company has adequately disclosed in its income tax filings its claims under section 80IA and further since its appeal has also been admitted by the High Court, management believes that it is ‘a question of law’ on which no penalty can be levied by the income tax authorities. Also, the ITAT has restored the claim of the Company u/s 80IA for the assessment years 1998-99, 1999-00, 2000-01 and 2002-03 to the assessing officer.

Subsequent to the year ended March 31, 2007, MTNL has received fresh orders from the assessing officer partially allowing the deduction u/s 80IA for the assessment years 1998-99, 1999-00, 2000-01 and 2002-03 and received refunds and interest thereon. For claiming full deduction of claim u/s 80IA, the Company has filed the appeals to the higher authority. The Company is of the view that the orders in respect of the above years have reached a stage of finality and accordingly the refunds and the interest thereon have been recognized in the statement of income for the year ended March 31, 2007 under tax expense and interest income respectively. However, in respect of other years it is possible that the authorities may take a different view as the same matters are at various stages of appeals or assessment. In view of this, the Company has not recognized the benefit of tax deduction under section 80IA for these years until a finality is reached on the subject matter.

During the year ended March 31, 2008, the Company received refunds from Income Tax Authority in respect of penalty levied for the years 1995-96, 1996-97, 2000-01 and 2001-02. These penalties pertain to the claims made by the Company under section 80IA of India Income Tax Act. The penalty amount has been refunded by the Income tax department along with interest thereon which has duly been accounted for in the statement of Income for the year ended March 31, 2008.

During the year 2008-09, the Assessing Officer allowed partial refund in respect of deduction under section 80IA for assessment years 2001-02 and 2003-04.

During the 2009-10 fiscal year, the Honorable ITAT allowed deduction under section 80IA for six assessment years (1998-99, 1999-00, 2000-01, 2001-02, 2002-03 and 2005-06) to exempt up to 75% of the income the Company earned from services.   The Income Tax authorities has refunded the tax amount Rs.2,819 million (including interest of Rs.1,361.84) for assessment year 1998-99 and rest of the years are in progress. The Company filed further appeal during the years 2010-11, in Honorable High Court of Delhi for a 100% claim under section 80IA, based upon the treatment of BSNL, which is similarly situated.

During the 2011 fiscal year, the Income Tax Authorities have refunded the tax amount of Rs.13766 million (including interest of Rs.7,310 million) for assessment years 1998-99, 1999-2000, 2000-2001, 2001-02 and 2002-03.  We have filed a further appeal during the 2011 fiscal year in Honorable High Court of Delhi for a 100% claim under section 80IA, based upon the treatment of BSNL which is similarly situated.

iii.
General Provident Fund is a scheme applicable to the Company’s employees who have opted for the Government Pension rules. In the absence of any rules available for deposit or such contribution the amounts had been retained by the Company pending notification from the Government.

The CIT had considered the contributions made by the employees towards the General Provident Fund for the year ended March 31, 2001 to 2004, as taxable income of the Company. The amount of additional income tax demanded together with interest amounted to Rs.1,652 million as of March 31, 2005. As a part of the appeals process the Company had deposited Rs.1,306 million as of March 31, 2005 under protest to the tax authorities. These deposits had been classified as part of restricted assets on the Company’s consolidated balance sheets.

During the year ended March 31, 2005, the Company had set up an ‘MTNL GPF Trust’ and had applied to the Income Tax authorities for the recognition of the said Trust. The Company believed that the entire GPF contribution till date will be allowed on payment of the same to the Trust. During the year ended March 31, 2006 the GPF Trust has been recognized by the Income Tax authorities and the amount deposited in the Trust has been allowed as a deduction in the relevant year.

iv.   During the year 2009-10, the Income Tax department has raised a demand of Income tax for Rs.5,635.72 million treating the Customer deposits as income for the AY 2006-07 because these deposits are subject to reconciliation. The Customer deposit, per se, cannot be treated as income since it is payable to customer at the time of termination of telephone services. On the above appeal is pending before CIT. The Company believes it has a valid defense against these claims and based on opinion received from legal counsel, management believes that an adverse outcome is not probable.

(c)	Disputes with BSNL
In accordance with the Inter Connect Usages Regulations, the Company has accounted for interconnection charges payable to BSNL amounting to Rs.6,924 million and Rs.3,627 million for the years ended March 31, 2004 and 2005 respectively (also refer note 5).  However BSNL had raised a bill for the interconnection charges for the calls originating from MTNL’s network and terminating/transiting at/from BSNL amounting to Rs.12,165 million and Rs.8,030 million for the years ended March 31, 2004 and 2005 respectively. The Company’s contention was that the claim was not adequately supported by BSNL and hence not accepted by the Company.

In the absence of an interconnection agreement, MTNL had provided NLD/ILD access charges for the period ended March 31, 2002 at the rates lower than those demanded by BSNL. Subsequent to the year ended March 31, 2004, in a meeting held between DoT, BSNL and the Company the rates for NLD calls for the year ended March 31, 2002 were agreed and accordingly the Company has accounted additional liability of Rs.233 million during the year ended March 31, 2004. The Company may be required to pay ILD access charges amounting to Rs.195 million for the period April 1, 2001 to January 31, 2002 on the settlement of the dispute with BSNL in this regard.

During the year ended March 31, 2006, the DoT had constituted a three members committee comprising the Member (Production), Telecommunications, Member (Finance), Telecommunications and Deputy Director General (Business Solution) to resolve the issues relating to networking charges. Based on the recommendations of the Committee described in their minutes dated January 2006, the networking charges payable to BSNL for the years March 31, 2004 and March 31, 2005 have been settled at Rs.14,078 million as against Rs.10,551 million. Further, the Committee has also settled networking charges for the years 2000 to 2003 in the meeting held in January 2006. Accordingly, an amount of Rs. 3,809 million (including the incremental charge of Rs.3,527 million for the years 2004 and 2005) has been accounted as networking charges in the statement of operations for the year ended March 31, 2006.

Subsequent to the year end March 31, 2006, meetings have been held between BSNL and MTNL wherein BSNL has raised additional claims for the year up to March 31, 2005 aggregating Rs.2,007 million and claims amounting to Rs.5,670 million for the year ended March 31, 2006 on account of networking and others charges. As against these claim for the year ended March 31, 2006 the Company has accounted Rs.4,040 million for networking charges payable to BSNL.

The Company’s contention is that since all claims relating to networking and other charges for the period upto March 31, 2005 have already been settled in accordance with the minutes of DOT committee held on January 2006 and the claims for the year ended March 31, 2006, are not adequately supported by the BSNL and hence not accepted by the Company. Further, the Company is in the process of discussing/reconciling their claims for the year ended March 31, 2006 with BSNL and may be required to pay an additional amount based on the final settlement, however such payments will not have a material adverse effect upon the Company’s results of operations, financial condition and cash flows. Management believes that an adverse outcome in respect of the above is not probable. Therefore the difference amount of above claims of Rs.3,637 million has been shown as contingent liability. In addition to that  Delhi Unit has accounted for the expenditure on account of telephone bills of service connections raised by BSNL towards MTNL for the period from October 1, 2000 to September 30, 2006 of Rs.98.01 million on the basis of actual reimbursement made for subsequent periods against the disputed claim of Rs.312.72 million, since no details / justifications are received from BSNL in spite of repeated persuasion till date. The balance amount of Rs.214.72 million is shown as contingent liability.

During the 2008 fiscal year, the Company raised claims against BSNL for duct charges and TAX usage charges amounting to Rs.515 million and Rs.546 million, respectively.  The Company has not recognized these claims as income in its statement of operations considering the history of other disputed claims with BSNL, that currently there is no separate agreement for these services and that BSNL has not accepted these claims.

During the 2009 fiscal year, the Company raised claims against BSNL for duct charges and tax usage charges amounting to Rs.522.12 million and Rs.1,223.55 million, respectively.  The Company has not recognized these claims as income in its statement of operations as BSNL has rebutted such claims.

During the 2010 fiscal year, the Company raised charges on BSNL amounting to Rs.403.17 million for infrastructure and for electricity and other charges amounting to Rs.86.12 million, which BSNL has not rebutted.  Management believes that the income claimed will be recoverable from BSNL.  Accordingly, these amounts have been recognized as income in the Company's statement of operations.  Further, during the 2010 fiscal year, the Company had raised claims against BSNL for tax usage charges amounting to Rs.700.83 million.  It has not recognized these claims as income in its statement of operations due to absence of any interconnect agreement with BSNL.

During the 2011 fiscal year, the Company, increased infrastructure charges to BSNL amounting to Rs.586.65 million and Rs.184.91 million for electricity and other  charges, which have not been rebutted by BSNL. No tax usage charges has been billed to BSNL since BSNL has installed its own Trunk Automatic Exchange.

During the fiscal year 2012 amounts of Rs.868.65 million and Rs.190.58 million have been accounted for as Infrastructure Usage charges for using the various office building and spaces of MTNL and property tax, electricity, water and fuel charges respectively.

(d)	Disputes with the DoT
On the formation of the Company, employees were deputed to MTNL on deemed deputation status from the DoT and the Company was required to contribute for the Leave Salary and Pension Contribution (“LSPC”) as per the rates prescribed by the Government. The Company had accrued for these expenses amounting to Rs.2,884.74 million for the period 1986 to 1998 and subsequently paid them to the DoT.

During the year ended March 31, 2006, a Committee was set up to examine the amount of LSPC contributions payable by MTNL to the DoT. The Committee concluded that an additional amount of Rs.656 million was payable on account of short payment of the LSPC contribution and an amount of Rs.1,738 million is payable on account of interest payable on delayed payment of the LSPC contributions. The Company has accepted the claim of the DoT for Rs.656 million and has expensed it in its statement of income for the year ended March 31, 2006. In respect of Rs.1,738 million, the Company has contested the claim from the DoT on the contention that MTNL has abided by the DoT’s decision at all stages by depositing the amounts as required. In this connection the terms and condition as laid down in Fundamental Rules & Service Rules (FRSR) to the government of India with regard to prior intimation of calculation of contribution of the pension amount has not been communicated to us, and management believes that an adverse outcome in respect of the above is not probable.

License fees payable to the DoT are calculated on the AGR accounted for on accrual basis in respect of both revenue and revenue sharing with all other operators.  As regards the directions of Supreme Court in respect of calculation of License Fees and AGR the matter has been referred back to TDSAT and is pending with regard to the AGR calculations, etc, in cases of other operators where demands had already been raised by the DoT.  However, the Company is not a party to the dispute and the AGR is calculated as per License Agreement and in case of BSNL the same is done on netting of receivables and payables by the Company and the same issue of revenue sharing with BSNL the issue has been taken up with the DoT.  The impact of Rs.1,403.60 million on this account has been shown as contingent liability in the 2012 fiscal year, although there is no demand from the DoT at this stage in view of on-going assessment of license fees paid by the Company for the 2008 fiscal year and onward as a conservative approach by the Company.  Refer note No. 5.

(e)	Others
i.
In 1998, M&N Publication made claims for Rs.5,415 million against the Company. These claims arise out of contracts for the printing of telephone directories for Delhi and Mumbai. Each of these claims includes claims for loss of reputation and loss of business opportunities. The Company has made claims of Rs.4,169 million against M&N Publications for failure to perform the contracts. These claims are pending before a sole arbitrator. The Company believes that it has valid defenses to these claims and based on opinion received from legal counsel, management believes that an adverse outcome is not probable. The dispute with M&N Publication(renamed as GETIT Infomediary Pvt Ltd.) is pending before Justice A.M. Ahmadi, former Chief Justice of India.

ii.
In the 2005 fiscal year, Alcatel brought claims against us aggregating Rs.169.16 million (including interest from 1996 on the claims made of Rs.127.87 million) as of March 31, 2012.  These claims arose out of contracts for supply of digital local telephone exchange equipment, and include claims for loss of reputation and loss of business opportunity.  The claims are pending in arbitration.  The case is at the stage of examination of witnesses and last hearing was held in May 2012. We believe we have a valid defense to these claims and based on opinion from legal counsel, management believes that an adverse outcome is unlikely.

iii.
The Company received claims aggregating Rs.481.82 million (including interest) as of March 31, 2012 from various PRM service providers (World Phone, Voice Infotech and ITC). These claims arose from the contracts for PRM services, which were started in the 2000 fiscal year.  We had not paid commission payable for these services to these providers, as the amount was subsequently not recovered from the subscribers. The claims include Rs.119 million towards loss of profit and wasteful expenditure incurred by the parties. An arbitration award of Rs.112.55 million, plus interest, was made in the World Phone claim, which both we and World Phone appealed to the Delhi High Court.  These appeals are pending. The matter in respect of World Phone case is now listed in the category of “Finals” and shall be taken up at its own turn. In case of M/s Voice Infotech no proceeding happened since March 2007 and also in case of M/s ITC no proceeding took place since July 2006. We believe we have a valid defense to these claims and based on opinion from legal counsel, management believes that an adverse outcome is unlikely.

iv.
The Company has received claims from CMC limited aggregating to Rs.741.07 (March 2011 Rs.692.97) million.  These claims arise out of usage of leased circuits for which MTNL has charged them rental for CUG services as per the revised tariff plan which is disputed by CMC Limited. These claims include claims for loss of reputation, business opportunity and undue harassment aggregating to Rs.220 million..  The Company believes it has a valid defense to these claims and based on opinion received from legal counsel, management believes that an adverse outcome is not probable.

v.    Dispute with Reliance Infocom(UASL operator): The Company has received a claim of Rs.3,921 million (including interest) from Reliance infocom. The case dates back to the year March 31, 2005, MTNL noticed that a very large number of calls were received from certain levels of another operator’s network. On further investigation/analysis, it came to the Company’s notice that these were actually ILD calls, which were being received on Local/NLD trunks and that the CLIs (Caller line Identification) of these calls had been tampered by the other operator. MTNL raised a demand on the other operator based on the relevant penal clauses of its agreement aggregating Rs.3,412 million for a period of six months beginning April 2004. The other operator has disputed the above claim and under repeated threats of disconnection, obtained a stay order from High Court of Delhi. In the year ended March 31, 2005 during the course of the hearings, the honorable High Court directed the other operator to pay Rs.2,368 million to MTNL. During the year ended March 31, 2006, the other operator under directions from the High Court has further deposited Rs.1,040 million with MTNL. The petition filed by UASL Operator before Hon’ble High Court, Delhi is dismissed as withdrawn with a liberty to the UASL operator to take steps in accordance with the Law.  The matter is presently pending with the Hon’ble Court/TDSAT. Management believes that the Company has strong defense and amount received from Reliance infocom will not be repaid.

vi.
The Company has received claims aggregating Rs.196 million (March 2011 Rs.187 million) From M/s Haryana Telecom for dispute in respect of reduction of notified rates for supply of PIJF cables to MTNL against DoT T.E. No. 14-21/94-MMT(MMS) dated November 30, 1994 opened on January 24,1995. The claim of the claimant is of Rs.3,61,99,154/-with interest at 24% from June 1997 till date of payment. The Company believes it has a valid defense to these claims and based on opinion received from legal counsel, management believes that an adverse outcome is not probable.

vii.
The DOT has given commitment via GOI Ministry of Communication and IT department of Telecom via letter  no 40-29/2002-Pen(T), dated August 29, 2002, that it has been agreed in principle that payment of pensionaries benefits including the family pension to the government employees absorbed in MTNL and who have opted for government scheme of pension shall be paid by the government. The exact modalities in this regard are being worked out by the department of pension and pensioner welfare. Pending decision of modalities of liability payable to DoT towards pension contribution on MTNL, so as to have a prudent method, on conservative basis, MTNL has opted the method of valuation as per AS 15(Revised) through actuarial valuation for defined benefit plan of central government pension scheme and the provision for Rs.66,544.40 million as on March 31, 2011 is kept separately in the books under Note 19(b)iii.  Pending final decision of the issue the above liability is subject to modalities to be finalized by DoT and may vary. However, on conservative basis though the liability will not attract clause (b) of section 43B of Indian Income Tax Act, 1961 contingent liability to the extent of Rs.21,836 million is created.

viii.
Additionally, the Company is also involved in law suits and claims amounting to Rs.8,438 million pending at various authorities in respect of service tax, sales tax, lease disputes and other matters which arise in the ordinary course of the business. Management believes that the Company has a valid defense against these claims and an adverse outcome is not probable. These would not have a material adverse effect upon the Company’s results of operations, financial condition and cash flows.

(f)	Summary of above litigations

The following table summarizes the potential exposure of the Company of March 31, 2012 with respect to above

		As of March 31,
		2012		2012
		(Millions of Rupees)		(Millions of US$ Unaudited)
Dispute relating to customer deposits	25(iii)(b)(iv)		5,636	111
Dispute relating to disallowance of 80IA deduction	25(iii)(b)(ii)		5,382	106
Disputes with BSNL	25(iii)(c)		3,852	76
Disputes with DOT	25(iii)(d)		3,142	62
Arbitration dispute with M & N Publications	25(iii)(e)(i)		5,415	106
Arbitration dispute ith Alcatel	25(iii)(e)(ii)		169	3
PRM Services	25(iii)(e)(iii)		482	9
CMC Services	25(iii)(e)(iv)		741	15
Reliance Infocom	25(iii)(e)(v)		3,921	77
M/s Haryana Telecom	25(iii)(e)(vi)		196	4
Pension liabilities	25(iii)(e)(vii)		21,836	429
Other lawsuits and claims	25(iii)(e)(viii)		8,438	166
Total		Rs.	59,210	$1,163

Segmental Information	12 Months Ended
Mar. 31, 2012
Segmental Information [Abstract]
SEGMENTAL INFORMATION
26.	SEGMENTAL INFORMATION

The Chairman and Managing Director (CMD) of the Company has been identified as the Chief Operating Decision Maker (CODM) as defined by ASC 280 (formerly SFAS No. 131). The CODM of the Company determines its business segments based on the nature of services, the differing risks and returns and the organizational structure. These segments are basic (including CDMA) and cellular services. Basic services segment consists of voice, data through local calls, domestic long distance and international long distance calls on fixed line services in the cities of Delhi and Mumbai in India. Cellular consists of providing cellular services in cities of Delhi and Mumbai using Global System for Mobile communications, or GSM, technology and  it also includes revenues from Code Division Multiple Access, or CDMA, based cellular services.. During the year ended March 31, 2006, the Company has started operations in Mauritius. However, as the operations are insignificant as compared to the overall business of the Company, the same have not been considered for separate segment disclosure. During the years ended March 31,  2010, 2011 and 2012, no single customer has contributed for revenue in excess of 10% of total revenue.

MTNL’s operating segment information for the years ended March 31, 2010, 2011 and 2012 are as follows. The table gives the amounts reviewed by the CODM reconciled to the consolidated U.S. GAAP financial statements.

The amounts reviewed by the CODM are based on internal accounting policies of the Company which are different from U.S. GAAP.

	Basic	Cellular	Unallocated (Corporate)	Elimination	Total	Reconciling Adjustments	Consolidated Totals	(Millions of US $) Unaudited
	Millions of Rupees
For the year ended March 31, 2012
Revenue — External customers	26,454	7,279	-	-	33,733	138	33,871	666
Revenue — Inter-segment	229	31	-	(260)	-	0	-	-
Total Revenues	26,683	7,310		(260)	33,733	138	33,871	666
Operating income / (loss)	(23,315)	(6,449)	(2,961)	-	(32,725)	(1,211)	(33,936)	(667)
Interest income/ (expense), net	53	39	(8,864)	-	(8,772)	(5)	(8,777)	(172)
Equity in earnings/(losses) of associated companies, net of taxes	-	-	-	-	-	16	16	0
Non Operating income, net	783	251	15	-	1,050	7	1,042	20
Net income / (loss)	(22,479)	(6,158)	(11,810)	-	(40,448)	(1,222)	(41,670)	(819)
Segment assets	127,340	78,149	63,583	-	269,071	(29,462)	239,609	4,708
Depreciation and amortization	6,667	5,270	3,026	-	14,962	1,162	16,124	317
Capital expenditures for long-lived assets	5,560	1,514	95	-	7,169	0	7,169	141

	Basic	Cellular	Unallocated (Corporate)	Elimination	Total	Reconciling Adjustments	Consolidated Totals	Millions of US $) Unaudited
	Millions of Rupees
For the year ended March 31, 2011
Revenue — External customers	30,473	6,267	-	-	36,740	39	36,778	723
Revenue — Inter-segment	263	184	-	(447)	-	-	-	-
Total Revenues	30,736	6,451	-	(447)	36,740	39	36,778	723
Operating income / (loss)	(18,644)	(3,840)	(3,390)	-	(25,874)	(2,697)	(28,570)	(561)
Interest income/ (expense), net	80	9	(2,693)	-	(2,604)	6,799	4,195	82
Equity in earnings/(losses) of associated companies, net of taxes	-	-	-	-	-	15	15	0
Non Operating income, net	665	(27)	92	-	729	10	740	15
Net income / (loss)	(17,899)	(3,858)	(5,991)	-	(27,748)	4,113	(23,634)	(464)
Segment assets	128,181	77,478	72,940	-	278,599	(33,550)	245,049	4,815
Depreciation and amortization	6,375	4,697	3,030	-	14,101	1,104	15,205	299
Capital expenditures for long-lived assets	11,495	1,853	(777)	-	12,571	-	12,571	247

For the year ended March 31, 2010
Revenue — External customers	29,610	6,951	-	-	36,561	(1,048)	35,513	797
Revenue — Inter-segment	426	107	-	(533)	-	-	-	-
Total Revenues	30,036	7,058	-	(533)	36,561	(1,048)	35,513	797
Operating income / (loss)	(37,854)	172	(9,944)	-	(47,626)	3,156	(44,471)	(998)
Interest income/ (expense), net	3,917	11	8,815	-	12,743	(6,341)	6,402	144
Equity in earnings/(losses) of associated companies, net of taxes	-	-	-	5	5	5	11	0
Non Operating income, net	525	165	5	-	694	9	704	16
Net income / (loss)	(33,412)	347	(1,124)	-	(34,189)	(3,176)	(37,365)	(839)
Segment assets	120,087	18,736	204,161	-	342,985	(29,278)	313,707	7,043
Depreciation and amortization	6,308	1,106	10,182	-	17,595	(2,836)	14,759	331
Capital expenditures for long-lived assets	5,095	5,955	897	-	11,947	-	11,947	268

There are material differences between segment information internally reviewed, by the CODM, and consolidated financial statements prepared under U.S. GAAP. The material differences that affect us are primarily attributable to U.S. GAAP requirements for:

•	Revenue recognition.
•	Employee benefits - Accounting for gratuity and pension obligations; accounting for leave pay obligations and curtailment benefits arising from voluntary retirement scheme under U.S. GAAP.
•	Property, plant and equipment - Useful lives of assets, foreign exchange capitalized, interest capitalized and leases, and
•	Deferred taxes - Accounting for deferred taxes under U.S. GAAP.

More specifically, the reconciling items relate to the following:

•
The reconciling items pertaining to revenues amounted to Rs.1,048 million, Rs.39 million and Rs.138 million for the years ended March 31, 2010, 2011 and 2012. These reconciling items primarily pertain to non-recognition of revenues under US GAAP (Refer notes 25(iii)(c) and 25(iv)) since the amounts are either disputed or collectibility is not reasonably possible and netting off of commissions from revenues under U.S. GAAP.

•
The reconciling items pertaining to operating income/(loss) amounted to Rs.3,156 million, Rs.(3,060) million and Rs (1,211) million for the years ended March 31, 2010, 2011 and 2012. These reconciling items are mainly attributable to U.S. GAAP adjustments for revenues, cost of revenues and selling general and administrative expenses and reclassification of excess liability written back. The cost of revenues and selling, general and administrative expenses have reconciling items on account of accounting for employee benefits, depreciation, provision for doubtful debts and other adjustments on account of BSNL/DOT (Refer notes 4 and 5) under U.S. GAAP.

•	The reconciling item in respect of non operating income / (loss) primarily pertain to reclassification of excess liability written back from non operating income / (loss) to operating income / (loss).
•
The reconciling adjustments for segment assets pertain primarily to U.S. GAAP adjustments in respect of useful lives of assets, foreign exchange capitalized, interest capitalized and depreciation expense.

Subsequent Events	12 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

None

Significant Risks and Uncertainties	12 Months Ended
Mar. 31, 2012
Significant Risks and Uncertainties [Abstract]
SIGNIFICANT RISKS AND UNCERTAINTIES
28.	SIGNIFICANT RISKS AND UNCERTAINTIES

a)
The telecommunication industry in India is subject to substantial regulation by the Government. The Company is subject to certain risks common to companies within the telecommunications industry in India. These include, but are not limited to, substantial regulation by the Government, changes in the Government policies including a revocation of the license or a change in significant terms of the license, such as its duration, the amount of license fee payable, the range of services permitted and the scope of exclusivity may significantly affect management’s estimates and the Company’s performance. Further the Indian Government is the controlling shareholder in MTNL and hence the Company is deemed to be an Indian government company. As such, the Company is subject to laws and regulations generally applicable to public sector enterprises in India. These laws and regulations govern, among other things, personnel matters, procurement, budgeting and capital expenditures and the generation of funds through the issuance of securities. Also the Indian Government when considering matters pertaining to the Company, often also considers the interests of the largest government-owned telecommunications company, Bharat Sanchar Nigam Limited (BSNL).

b)
The Company operates the network under a license from the DoT that is valid until March 31, 2013 for fixed-line services and until October, 2017 for cellular services. The DoT retains the right, however, to revoke the license after giving one month's notice to the Company. The DoT also retains the right, after giving notice to the Company, to modify the terms and conditions of the license at any time if in its opinion it is necessary or expedient to do so in the interest of the general public or for the proper operation of the telecommunications sector. A revocation of the license or a change in significant terms of the license, such as its duration, the amount of license fee payable or the range of services permitted, would have a material adverse effect on the Company’s business, financial condition and results of operations.

c)
Most of the Company’s employees were on secondment from DoT. The non-executive employees were given the option to be absorbed in the Company with effect from November 1, 1998. Under the option for pensionary benefits, these employees could opt to retain pensionary benefits in accordance with the Central Government pension rules or in accordance with MTNL retirement rules which were applicable to its directly recruited employees, and opt to draw pro rata monthly pension till their absorption in MTNL. Accordingly with effect from November 1, 1998, the Company started accruing for pension and gratuity for these employees.

Further, rules relating to settlement of pensionary terms in respect of Government employees transferred to public undertakings, required the Company to create a pension fund and provided for the Government to discharge its pensionary liability by paying in lump sum as a one time payment, the pro rata pension and gratuity for the service up to the date of transfer (November 1, 1998) of government servants from the Government to the undertaking. Accordingly, on January 8, 2002, the Company claimed an amount of Rs.11,700 million from DoT as DoT’s share of the liability.

However the DoT via letter no. 40-29/2002 -Pen (T) on August 29, 2002 and September 4, 2002 has communicated that the pensionary benefits to the Government employees absorbed in MTNL and who have opted for either the Government Scheme of pension or for prorated pension scheme shall be paid by the Government. However, the terms of the settlement are yet to be finalized. In absence of details with regard to the basis required for determination of the amount payable by the Company, no adjustment has been made in the cost of retirement benefits accrued in these financial statements for the above.

d)
The Company has been advised by its counsel that although the Company has valid possession including the risks and rewards of ownership and title to all of its property, to enable MTNL to perfect and thereby acquire marketable title to real property in its possession, it would need to have relevant documents relating to transfer or lease of real property duly registered and stamped. Accordingly, MTNL cannot sell its properties without payment of stamp duties and registering the properties in its name. (Also refer to note 8).

e)
Mobile Number Portability(MNP):- On September 23, 2009, the TRAI issued “Telecommunication Mobile Number Portability Regulations (MNP), 2009” which allows subscribers to retain their existing mobile number when they move from one service provider to another service provider on payment of certain charges and on fulfilling certain other conditions.  On August 10, 2010, the DoT permitted the launch of commercial service of Mobile Number Portability (MNP) only to those licensees which are MNP compliant.  On January 11, 2011, MNP services were launched across India, except for Haryana where such services had been launched on November 25, 2010. Management believes that the movement of subscribers from one service provider to another service provider increases competition between the service providers and would act as a catalyst for the service providers to improve their quality of service. This could have a material effect both favorable and adverse on the Company’s business, financial condition and results of operations. As on July 20, 2011, the PORT IN and PORT OUT subscribers for MTNL Delhi and Mumbai are as follows:

MTNL	PORT OUT	PORT IN
Delhi	33,922	8,139
Mumbai	33,276	3,454

f)    The Finance Ministry of India is considering to introduce the GST(Goods & Service Tax) in India converging the Value added tax and Service tax into single tax regime with effect from April 1, 2012. The proposed rates for GST are 12% , 16% and 20%. The prevalent rate for service tax in India, which is levied for various services including telecommunication service, is 10.30%. The proposed rate for GST is higher by 60% of the existing rate. High GST rate for telecom services in India could adversely impact investments that are critical for growth. Under GST regime, States also to tax service but it requires special consideration on the basis of supply rules viz. inter circle or intra circle calls, inter operator transactions, national long distance, roaming transactions, cross border transactions etc. Introduction of GST may also exclude the Power and petroleum product from its ambit resulting the disallowance of input credits as no taxes/levies paid on procurement on these sectors would be recoverable.

g)    In order to simplify the direct tax provision the Government has issued the draft Direct Tax Code Bill, 2009 and which is intended to come in force with effect from April 1, 2012 onwards. Under the existing provisions of the Act, deduction is available to the telecom operators in respect of capital expenditure incurred for obtaining licence to operate telecommunication services (Section 35ABB). The deduction is allowed equally over the period of the licence. There is no specific provision dealing with deductibility of the 3G spectrum fees in Direct Tax Code. Since the Company had paid huge amount towards 3G spectrum fees, disallowance of such expenditure may lead to a higher tax rate.

(h)  During fiscal year 2011 central government has issued new indirect tax rules relating to service tax which are called Point of Taxation Rules, 2011(POTR). Under Point of Taxation (PoT) Rules 2011 ‘Telecommunication services’ provided by telecom operators to subscribers have been specifically notified to be taxed as ‘continuous supply of services’ i.e. on periodic billing as per the contract (assuming the billing is done within 14 days of decided milestone) or collection, whichever is earlier. Point of Taxation Rules have preponed the liability to deposit Service tax in case of Post paid connection (for landline, mobile phone, broadband connections) from the month of collection to the month of billing. On an average the impact may be of a month. MTNL would liable to pay Service Tax immediately after raising bills. If payments are not received MTNL would have to bear cash loss due to this change. Further loss of interest on the service tax paid for the interim period from payment of service tax till the date of collection.

(i) 2G spectrum re-pricing by telecom regulator
In February 2011, the TRAI submitted its recommendations on 2G spectrum pricing to the DoT.  It suggested that the telecom companies pay Rs.1,7697.5 million per MHZ for up to 6.2 MHZ and Rs.4,5718.7 million for additional spectrum for Pan-India operations.  The TRAI also recommended that the pay out by telecom companies be calculated on a pro-rata basis of the remaining term of the validity of their respective licenses.  If this recommendation is accepted by the Government, MTNL may incur a financial burden of approximately Rs.8,500 million.